John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	BMO Capital markets	Mitsubishi UFJ Securities

Co- Managers
	BBVA	Regions Securities
	Deutsche Bank Securities	U.S. Bancorp
Fifth Third Securities, Inc.

(2)	Names of Issuers: IntercontinentalExchange Group, Inc.
(3)	Title of Securities: ICE 2.5 10/15/18, C#45866FAB0
(4)	Date of First Offering: 10/01/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.911

Comparable Securities

1) Westpac Banking Corporation, C#961214CC5 2) Morgan Stanley, CE6174467U7 3) General Electric Capital Corporation, C#36962G6W9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.7475%).
(8)	Years of Issuer’s Operations: 13 years
(9)	Trade Date: 10/01/13
(10)	Portfolio Assets on Trade Date: $542,515,835.09
(11)	Price Paid per Unit: $99.911
(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.911 = $499,555.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.911 = $21,980,420.00
(14)	% of Portfolio Assets Applied to Purchase
0.092%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
13 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	BMO Capital markets	Mitsubishi UFJ Securities

Co- Managers
	BBVA	Regions Securities
	Deutsche Bank Securities	U.S. Bancorp
Fifth Third Securities, Inc.

(2)	Names of Issuers: IntercontinentalExchange Group, Inc.
(3)	Title of Securities: ICE 4 10/15/23, C#45866FAA2
(4)	Date of First Offering: 10/01/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.225

Comparable Securities

1) RLI Corporation, C#749607AC1

2) American Tower Corporation, C#03027XAD2 3) Genworth Holdings, C#372491AA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.7475%).
(8)	Years of Issuer’s Operations: 13 years
(9)	Trade Date: 10/01/13
(10)	Portfolio Assets on Trade Date: $542,515,835.09
(11)	Price Paid per Unit: $99.225
(12)	Total Price Paid by Portfolio:
465,000 bonds @ $99.225 = $461,396.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.225 = $15,876,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.085%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
13 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	KeyBanc Capital Markets	U.S. Bancorp
Mitsubishi UFJ Securities

Co- Managers
	Samuel A. Ramirez & Co., Inc.	The Williams Capital Group
Wells Fargo Securities

(2)	Names of Issuers: Southwest Gas Corporation
(3)	Title of Securities: SWX 4.875 10/01/43, C#844895AW2
(4)	Date of First Offering: 10/01/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.922

Comparable Securities

1) Piedmont Natural Gas Co., C#720186AG0 2) Commonwealth Edison, C#202795JB7 3) Southern Power, C#843646AJ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).
(8)	Years of Issuer’s Operations: 82 years
(9)	Trade Date: 10/01/13
(10)	Portfolio Assets on Trade Date: $542,515,835.09
(11)	Price Paid per Unit: $99.922
(12)	Total Price Paid by Portfolio:
310,000 bonds @ $99.922 = $309,758.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.922 = $9,992,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.057%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
82 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Wells Fargo Securities
Mitsubishi UFJ Securities

Co- Managers
	BBVA Securities	Fifth Third Securities
	BNP Paribas	Huntington Investment Company
	Mizuho Securities	PNC Capital Markets

(2)	Names of Issuers: NiSource Finance Corporation
(3)	Title of Securities: NI 5.65 02/01/45, C#65473QBD4
(4)	Date of First Offering: 10/03/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.341

Comparable Securities

1) Piedmont Natural Gas, C#720186AG0 2) Southern Power Company, C#843646AJ9 3) PPL Electric Utilities, C#69351UAR4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).
(8)	Years of Issuer’s Operations: 101 years
(9)	Trade Date: 10/03/13
(10)	Portfolio Assets on Trade Date: $544,090,185.60
(11)	Price Paid per Unit: $99.341
(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.341 = $327,825.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.341 = $9,934,100.00
(14)	% of Portfolio Assets Applied to Purchase
0.060%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
101 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co- Managers

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 2.9 10/15/20, C#084664BZ3
(4)	Date of First Offering: 10/08/13
(5)	Amount of Total Offering: $550,000,000
(6)	Unit Price of Offering: $99.805

Comparable Securities 1) UDR Inc., C#90265EAH3

2) AvalonBay Communities, C#05348EAS8 3) General Electric Capital Corp., C#36962G7C2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.375%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 10/08/13
(10)	Portfolio Assets on Trade Date: $542,193,307.04
(11)	Price Paid per Unit: $99.805
(12)	Total Price Paid by Portfolio:
1,165,000 bonds @ $99.805 = $1,162,728.25
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.805 = $34,931,750.00
(14)	% of Portfolio Assets Applied to Purchase 0.214%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo Securities
	Jefferies	UBS Investment Bank

Co- Managers
	BB&T Capital Markets	KeyBanc Capital Markets
	Citigroup Global Markets	Regions Securities
	Fifth Third Securities	US Bancorp

(2)	Names of Issuers: Mid-America Apartments, L.P.
(3)	Title of Securities: MAA 4.3 10/15/23, C#59523UAA5
(4)	Date of First Offering: 10/08/13
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $99.047

Comparable Securities

1) Health Care REIT, C#42217KBC9

2) American International Group, C#02687ACY1 3) American Tower Corporation, C#03027XAD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).
(8)	Years of Issuer’s Operations: 19 years
(9)	Trade Date: 10/08/13
(10)	Portfolio Assets on Trade Date: $542,193,307.04
(11)	Price Paid per Unit: $99.047
(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.047 = $495,235.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.047 = $14,857,050.00
(14)	% of Portfolio Assets Applied to Purchase
0.091%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
19 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Citigroup

Senior Co- Managers
	ABN AMRO Securities	HSBC Securities
	Barclays Capital Inc.	ING Financial Markets
	Credit Suisse Securities	UniCredit Capital Markets
	Deutsche Bank Securities	Wells Fargo Securities

Junior Co-Managers
	Banca IMI S.p.A.	Lloyds Securities
	BNP Paribas Securities	Loop Capital Markets
	Cabrera Capital Markets	MFR Securities
	Capital One Securities	Natixis Securities Americas
	CIBC World Markets	Nomura Securities International
	Drexel Hamilton	RBC Capital Markets
	Fifth Third Securities	Samuel A. Ramirez & Co.
	Toto Capital Markets	Sun Trust Robinson Humphrey
	Guzman & Company	TD Securities
	Kota Capital Securities	UBS Securities

(2)	Names of Issuers: Citigroup Inc.
(3)	Title of Securities: C 3.875 10/25/23, C#172967HD6
(4)	Date of First Offering: 10/21/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.77

Comparable Securities

1)	Health Care REIT, C#42217KBC9
2)	RLI Corporation, C#749607AC1
3)	American International Group, C#026874CY1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.425%).
(8)	Years of Issuer’s Operations: 201 years

1

(9)	Trade Date: 10/21/13
(10)	Portfolio Assets on Trade Date: $544,732,588.98
(11)	Price Paid per Unit: $99.77
(12)	Total Price Paid by Portfolio:
335,000 bonds @ $99.77 = $334,229.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.77 = $9,977,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.061%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
201 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	J.P. Morgan
	Goldman, Sachs & Co.	Morgan Stanley

Co- Managers
	BofA Merrill Lynch	Scotia Capital
	Fifth Third Securities	U.S. Bancorp
	HSBC Securities	Wells Fargo
	PNC Capital Markets	William Blair & Co.
Rabobank International

(2)	Names of Issuers: Yum! Brands, Inc.
(3)	Title of Securities: YUM 5.35 11/01/43, C#988498AK7
(4)	Date of First Offering: 10/22/13
(5)	Amount of Total Offering: $275,000,000
(6)	Unit Price of Offering: $99.955

Comparable Securities

1)	Philip Morris International, C#718172AW9
2)	Ford Motor Company, C#345370CQ1
3)	MDC Holdings, C#552676AQ1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%).
(8)	Years of Issuer’s Operations: 16 years
(9)	Trade Date: 10/22/13
(10)	Portfolio Assets on Trade Date: $546,831,365.88
(11)	Price Paid per Unit: $99.955
(12)	Total Price Paid by Portfolio:
235,000 bonds @ $99.955 = $234,894.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.955 = $6,996,850.00
(14)	% of Portfolio Assets Applied to Purchase
0.043%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
16 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	RBS Securities
	Morgan Stanley	Scotia Capital

Co-Managers
	Barclays Bank	Banca IMI
	Citigroup Global Market	CastleOak Securities
	Credit Suisse	HSBC Securities
	Deutsche Bank Securities	Santander
	J.P. Morgan Securities	Loop Capital Markets
	USB Capital Resources	Wells Fargo Securities

(2)	Names of Issuers: Altria Group Inc.
(3)	Title of Securities: MO 5 01/31/44, C#02209SAR4
(4)	Date of First Offering: 10/28/13
(5)	Amount of Total Offering: $1,800,000,000
(6)	Unit Price of Offering: $99.574

Comparable Securities

1) Rogers Communications, C#775109AZ4 2) Philip Morris International, C#718172AW9 3) Ford Motor Company, C#345370CQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 28
(9)	Trade Date: 10/28/13
(10)	Portfolio Assets on Trade Date: $546,274,539.15
(11)	Price Paid per Unit: $99.574
(12)	Total Price Paid by Portfolio:
240,000 bonds @ $99.574 = $238,977.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.574 = $13,940,360,00
(14)	% of Portfolio Assets Applied to Purchase
0.044%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
28 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Credit Agricole Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Citigroup Global Markets
	BBVA Securities	SMBC Nikko

(2)	Names of Issuers: Flowserve Corporation
(3)	Title of Securities: FLS 4 11/15/23, C#34354PAD7
(4)	Date of First Offering: 10/28/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.532

Comparable Securities

1) CSX Corporation, C#126408GZ0

2) Packaging Corporation of America, C#695156AQ2 3) Burlington Northern Santa Fe, C#12189LAQ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.650%).
(8)	Years of Issuer’s Operations: 16
(9)	Trade Date: 10/28/13
(10)	Portfolio Assets on Trade Date: $546,274,539.15
(11)	Price Paid per Unit: $99.532
(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.532 = $497,660.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.532 = $14,929,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.091%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
16 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	RBS Securities
	Morgan Stanley	Scotia Capital

Co-Managers
	Barclays Bank	Banca IMI
	Citigroup Global Market	CastleOak Securities
	Credit Suisse	HSBC Securities
	Deutsche Bank Securities	Loop Capital Markets
	J.P. Morgan Securities	Santander
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: Altria Group Inc.
(3)	Title of Securities: MO 4 01/31/24, C#02209SAS2
(4)	Date of First Offering: 10/28/13
(5)	Amount of Total Offering: $1,400,000,000
(6)	Unit Price of Offering: $99.378

Comparable Securities

1) The Procter & Gamble Co., C#742718EB1 2) Hershey Company, C#427866AT5 3) Pepsico, C#713448CG1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 28
(9)	Trade Date: 10/28/13
(10)	Portfolio Assets on Trade Date: $546,274,539.15
(11)	Price Paid per Unit: $99.378
(12)	Total Price Paid by Portfolio:
260,000 bonds @ $99.378 = $258,382.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.378 = $12,919,140.00
(14)	% of Portfolio Assets Applied to Purchase
0.047%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
28 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	SunTrust Robinson Humphrey
	HSBC Securities	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers
	BNY Mellon	PNC Capital Markets
	Goldman Sachs & Co.	RBC Capital Markets

(2)	Names of Issuers: Diamond Offshore Drilling, Inc.
(3)	Title of Securities: DO 4.875 11/01/43 25271CAN2
(4)	Date of First Offering: 10/31/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.844

Comparable Securities

1) Trans-Canada Pipelines, C#89352HAL3 2) Energy Transfer Partners, C#29273RAZ2 3) Cenovus Energy Inc., C#15135UAK5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 20 years
(9)	Trade Date: 10/31/13
(10)	Portfolio Assets on Trade Date: $545,659,993.74
(11)	Price Paid per Unit: $99.844
(12)	Total Price Paid by Portfolio:
480,000 bonds @ $99.844= $479,251.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.844= $17,971,920.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.088%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
20 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Citigroup Global Markets	Wells Fargo Securities

Co-Managers
	BMO Capital Markets	BNY Mellon Capital Markets
	HSBC Securities	Lloyds Securities
	Mitsubishi UFJ Securities	RBS Securities
	US Bancorp Investments	UBS Securities
	Barclays Capital	The Williams Capital Group

(2)	Names of Issuers: Liberty Mutual Group Inc.
(3)	Title of Securities: LIBMUT 4.25 06/15/23 144A, C#53079EBE3 (TAP)
(4)	Date of First Offering: 10/31/13
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.934

Comparable Securities

1) American International Group, C#026874CY1 2) MetLife, C#59156RBB3 3) Genworth Holdings, C#372491AA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 101 years
(9)	Trade Date: 10/31/13
(10)	Portfolio Assets on Trade Date: $545,659,993.74
(11)	Price Paid per Unit: $99.934
(12)	Total Price Paid by Portfolio:
655,000 bonds @ $99.934= $665,161.42

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.934= $17,263,731.39
(14)	% of Portfolio Assets Applied to Purchase
0.122%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
101 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
	Banco Santander	PNC Capital Markets
	Credit Suisse Securities	RBS Securities
	Fifth Third Securities	Sumitomo Bank of New York
	Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Perrigo
(3)	Title of Securities: PRGO 5.3 11/15/43 144A , C#714294AG0
(4)	Date of First Offering: 11/05/13
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.582

Comparable Securities
1) Celgene, C#15102AL8
2) Baxter International, C#071813BG3
3) Pfizer, C#717081DE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 126
(9)	Trade Date: 11/05/13
(10)	Portfolio Assets on Trade Date: $541,734,964.80
(11)	Price Paid per Unit: $99.582
(12)	Total Price Paid by Portfolio:
260,000 bonds @ $99.582= $258,913.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.582= $11,949,840.00
(14)	% of Portfolio Assets Applied to Purchase
0.048%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
126 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities USA
	Citigroup Global Markets	RBS Securities
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Bank of New York Mellon	Mitsubishi UFJ Securities
	BMO Capital Markets	PNC Capital Markets
	BNP Paribas	RBC Capital Markets
	CIBC World Markets	Scotia Capital
	Key Capital Markets	SMBC Nikko Securities
	Lloyds Securities	US Bancorp Investments

(2)	Names of Issuers: MidAmerican Energy Holdings Company
(3)	Title of Securities: MIDAM 5.15 11/15/43 144A, C#59562VBC0
(4)	Date of First Offering: 11/05/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.409

Comparable Securities

1) Interstate Power & Light, C#461070AK0 2) Commonwealth Edison, C#202795JB7 3) Southern Power Co., C#843646AJ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).
(8)	Years of Issuer’s Operations: 14
(9)	Trade Date: 11/05/13
(10)	Portfolio Assets on Trade Date: $541,734,964.80
(11)	Price Paid per Unit: $99.409
(12)	Total Price Paid by Portfolio: 675,000 bonds @ $99.409= $671,010.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.409 = $19,881,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.124%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
14 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
	Banco Santander	PNC Capital Markets
	Credit Suisse Securities	RBS Securities
	Fifth Third Securities	Sumitomo Bank of New York
	Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Perrigo
(3)	Title of Securities: PRGO 2.3 11/08/18 144A, C#714294AE5
(4)	Date of First Offering: 11/05/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.859

Comparable Securities
1) Celgene Corportion, C#151020AK0
2) Baxter International, C#071813BJ7
3) Pfizer, C#717081DG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 126
(9)	Trade Date: 11/05/13
(10)	Portfolio Assets on Trade Date: $541,734,964.80
(11)	Price Paid per Unit: $99.859
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.859= $554,217.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
29,000,000 bonds @ $99.859 = $28,959,110.00
(14)	% of Portfolio Assets Applied to Purchase
0.102%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
126 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
	Banco Santander	PNC Capital Markets
	Credit Suisse Securities	RBS Securities
	Fifth Third Securities	Sumitomo Bank of New York
	Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Perrigo
(3)	Title of Securities: PRGO 4 11/15/23 144A, C#714294AC9
(4)	Date of First Offering: 11/05/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.583

Comparable Securities
1) Celgene, C#15102AJ3
2) Baxter International, C#071813BL2
3) Pfizer, C#717081DH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 126
(9)	Trade Date: 11/05/13
(10)	Portfolio Assets on Trade Date: $541,734,964.80
(11)	Price Paid per Unit: $99.583
(12)	Total Price Paid by Portfolio:
525,000 bonds @ $99.583= $522,810.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.583= $24,895,750.00
(14)	% of Portfolio Assets Applied to Purchase
0.097%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
126 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Wells Fargo Securities
HSBC Securities

Co-Managers
	Banco Santander	PNC Capital Markets
	Credit Suisse Securities	RBS Securities
	Fifth Third Securities	Sumitomo Bank of New York
	Mizuho Securities	U.S. Bancorp Investments

(2)	Names of Issuers: New Perrigo
(3)	Title of Securities: PRGO 1.3 11/08/16, C#714294AA3
(4)	Date of First Offering: 11/05/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.897

Comparable Securities
1) Baxter International, C#071813BH1
2) Pfizer, Inc., C#717081DD2
3) GlaxoSmithKline, C#377372AG2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).
(8)	Years of Issuer’s Operations: 126
(9)	Trade Date: 11/05/13
(10)	Portfolio Assets on Trade Date: $541,734,964.80
(11)	Price Paid per Unit: $99.897
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.897= $554,428.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
36,000,000 bonds @ $99.897 = $35,962,920.00
(14)	% of Portfolio Assets Applied to Purchase
0.102%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
126 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	RBC Capital Markets
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	Ramirez & Co.
	De La Rosa & Co.	Siebert Capital Markets
	Mitsubishi UFJ Securities	TD Securities

(2)	Names of Issuers: Pacific Gas and Electric Company
(3)	Title of Securities: PCG 5.125 11/15/43 694308HF7
(4)	Date of First Offering: 11/06/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.847

Comparable Securities
1) Commonwealth Edison, C#202795JB7
2) Southern Power Co., C#843646AJ9
3) Pacific Gas & Electric, C#694308HD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 108 years
(9)	Trade Date: 11/06/13
(10)	Portfolio Assets on Trade Date: $542,123,642.11
(11)	Price Paid per Unit: $99.847
(12)	Total Price Paid by Portfolio:
815,000 bonds @ $99.847= $813,753.05

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.847= $24,961,750.00
(14)	% of Portfolio Assets Applied to Purchase
0.150%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
108 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Morgan Stanley
	BNP Paribas Securities	Santander
	Goldman, Sachs & Co.	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	Scotia Capital Inc.
CIBC World Markets

(2)	Names of Issuers: Mosaic Company
(3)	Title of Securities: MOS 5.45 11/15/33, C#61945CAD5
(4)	Date of First Offering: 11/07/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.626

Comparable Securities

1) Burlington Northern Santa Fe, C#12189LAP6 2) LYB International Finance B.V., C#50247VAB5 3) Agrium Inc., C#008916AM0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 9 years
(9)	Trade Date: 11/07/13
(10)	Portfolio Assets on Trade Date: $542,809,925.53
(11)	Price Paid per Unit: $99.626
(12)	Total Price Paid by Portfolio:
210,000 bonds @ $99.626= $209,214.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.626= $9,962,600.00
(14)	% of Portfolio Assets Applied to Purchase
0.039%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
9 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	UBS Investment Bank
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	Credit Agricole Securities	UniCredit Capital Markets
	ING Financial Markets	The Williams Capital Group
	Lloyds Securities	Cabrera Capital Markets
	Nomura Securities	C.L. King & Associates
	PNC Capital Markets	Drexel Hamilton
	Santander Investment Securities	Lebenthal & Co.
	SG Americas Securities	Muriel Siebert & Co.
Standard Chartered Bank

(2)	Names of Issuers: MetLife, Inc.
(3)	Title of Securities: MET 4.875 11/13/43, C#59156RBG2
(4)	Date of First Offering: 11/07/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.376

Comparable Securities
1) JPMorgan Chase & Co., C#46625HJM3
2) Aon, C#00185AAC8
3) Health Care REIT, C#42217KBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 145 years
(9)	Trade Date: 11/07/13
(10)	Portfolio Assets on Trade Date: $542,809,925.53
(11)	Price Paid per Unit: $99.376
(12)	Total Price Paid by Portfolio: 650,000 bonds @ $99.376= $645,944.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.376= $24,844,000
(14)	% of Portfolio Assets Applied to Purchase
0.119%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
145 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BMO Capital Markets	Morgan Stanley
	BNP Paribas Securities	Santander
	Goldman, Sachs & Co.	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	Barclays Capital	Scotia Capital Inc.
CIBC World Markets

(2)	Names of Issuers: Mosaic Company
(3)	Title of Securities: MOS 5.625 11/15/43, C#61945CAE3
(4)	Date of First Offering: 11/07/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.913

Comparable Securities

1) Burlington Northern Santa Fe, C#12189LAP6 2) LYB International Finance B.V., C#50247VAB5 3) Agrium Inc., C#008916AM0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 9 years
(9)	Trade Date: 11/07/13
(10)	Portfolio Assets on Trade Date: $542,809,925.53
(11)	Price Paid per Unit: $99.913
(12)	Total Price Paid by Portfolio:
235,000 bonds @ $99.913= $234,795.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.913= $10,990,430.00
(14)	% of Portfolio Assets Applied to Purchase
0.043%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
9 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	Deutsche Bank Securities	HSBC
	Morgan Stanley	RBC Capital Markets
	RBS	Standard Chartered Bank
	BMO Capital Markets	TD Securities
	Citigroup	Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation
(3)	Title of Securities: TRICN 5.65 11/23/43, C#884903BP9
(4)	Date of First Offering: 11/14/13
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $98.046

Comparable Securities

1)	Apple Inc., C#037833AL4
2)	Intel Corporation, C#458140AP5
3)	Rogers Communications, C#775109AZ4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 5 years
(9)	Trade Date: 11/14/13
(10)	Portfolio Assets on Trade Date: $540,969,800.30
(11)	Price Paid per Unit: $98.046
(12)	Total Price Paid by Portfolio:
300,000 bonds @ $98.046= $294,138.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.046 = $14,706,900.00
(14)	% of Portfolio Assets Applied to Purchase
0.054%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
5 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	Deutsche Bank Securities	HSBC
	Morgan Stanley	RBC Capital Markets
	RBS	Standard Chartered Bank
	BMO Capital Markets	TD Securities
	Citigroup	Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation
(3)	Title of Securities: TRICN 4.3 11/23/23, C#884903BQ7
(4)	Date of First Offering: 11/14/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.381

Comparable Securities

1)	Altera Corporation, C#021441AF7
2)	IBM Corporation, C#459200HP9
3)	Moody’s Corporation, C#615369AC9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).
(8)	Years of Issuer’s Operations: 5 years
(9)	Trade Date: 11/14/13
(10)	Portfolio Assets on Trade Date: $540,969,800.30
(11)	Price Paid per Unit: $99.381
(12)	Total Price Paid by Portfolio:
330,000 bonds @ $99.381= $327,957.30

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.381= $12,919,530.00
(14)	% of Portfolio Assets Applied to Purchase
0.061%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
5 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	Deutsche Bank Securities	HSBC
	Morgan Stanley	RBC Capital Markets
	RBS	Standard Chartered Bank
	BMO Capital Markets	TD Securities
	Citigroup	Wells Fargo Securities

(2)	Names of Issuers: Thomson Reuters Corporation
(3)	Title of Securities: TRICN 1.3 02/23/17, C#884903BN4
(4)	Date of First Offering: 11/14/13
(5)	Amount of Total Offering: $550,000,000
(6)	Unit Price of Offering: $99.528

Comparable Securities

1)	Apple Inc., C#037833AJ9
2)	IBM Corporation, C#459200HK0
3)	Texas Instruments Inc., C#882508AV6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).
(8)	Years of Issuer’s Operations: 5 years
(9)	Trade Date: 11/14/13
(10)	Portfolio Assets on Trade Date: $540,969,800.30
(11)	Price Paid per Unit: $99.528
(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.528= $497,640.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.528= $23,886,720.00
(14)	% of Portfolio Assets Applied to Purchase
0.092%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
5 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	J.P. Morgan
Deutsche Bank

Co-Managers
	Citigroup Global Markets	BNY Mellon Capital Markets
	Goldman, Sachs & Co.	Credit Agricole Securities
	HSBC Securities	ING Financial Markets
	Lloyds Securities	BNP Paribas Securities
	Morgan Stanley	Commerz Markets
	RBS Securities	Wells Fargo Securities

(2)	Names of Issuers: XLIT Ltd.
(3)	Title of Securities: XL 5.25 12/15/43, C#98420EAB1
(4)	Date of First Offering: 11/18/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.77

Comparable Securities

1)	JPMorgan Chase & Co., C#46625HJM3
2)	Prudential Financial, C#74432QBY0
3)	Aon PLC, C#00185AAC8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 27 years
(9)	Trade Date: 11/18/13
(10)	Portfolio Assets on Trade Date: $542,205,575.75
(11)	Price Paid per Unit: $99.77
(12)	Total Price Paid by Portfolio:
235,000 bonds @ $99.77= $234,459.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.77 = $6,983,900.00
(14)	% of Portfolio Assets Applied to Purchase
0.043%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
27 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	Jefferies	US Bancorp

Co-Managers
	RBC Capital Markets	Regions Securities
	SunTrust Robinson Humphrey	Scotiabank
BB&T Capital Markets

(2)	Names of Issuers: Tanger Properties
(3)	Title of Securities: SKT 3.875 12/01/23, C#875484AG2
(4)	Date of First Offering: 11/18/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $98.36

Comparable Securities

1)	HCP Inc., C#40414LAJ8
2)	Health Care REIT, C#42217KBC9
3)	DDR Corp., C#23317HAB8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 32 years
(9)	Trade Date: 11/18/13
(10)	Portfolio Assets on Trade Date: $542,205,575.75
(11)	Price Paid per Unit: $98.36
(12)	Total Price Paid by Portfolio:
335,000 bonds @ $98.36= $329,506.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.36 = $9,836,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.061%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
32 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
	Goldman, Sachs & Co.	UBS Investment Bank
RBC Capital Markets

Co-Managers

(2)	Names of Issuers: Sempra Energy
(3)	Title of Securities: SRE 4.05 12/01/23, C#816851AU3
(4)	Date of First Offering: 11/19/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.665

Comparable Securities

1)	Black Hills Corporation, C#092113AH2
2)	Duke Energy Corporation, C#26441CAL9
3)	DTE Electric, C#23338VAB2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 15 years
(9)	Trade Date: 11/19/13
(10)	Portfolio Assets on Trade Date: $541,167,531.91
(11)	Price Paid per Unit: $99.665
(12)	Total Price Paid by Portfolio:
315,000 bonds @ $99.665 = $313,944.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.665 = $9,966,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.058%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
15 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of New York	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
	Guggenheim Securities	SMBC Nikko Securities Americas
	Mitsubishi UFJ Securities	PNC Capital Markets
	RBC Capital Markets	Santander Investment Securities
	RBS Securities	BB&T Capital Markets
	SunTrust Robinson Humphrey	TD Securities
	U.S. Bancorp Investments	Capital One Securities
	Fifth Third Securities	Regions Securities
	KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: CVS Caremark Corporation
(3)	Title of Securities: CVS 5.3 12/05/2043, C#126650CD0
(4)	Date of First Offering: 12/02/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.806

Comparable Securities
1) Philip Morris Intl., C#718172BD0
2) Diageo Capital, C#2523YAV1
3) Philip Morris Intl., C#718172AW9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 6 years
(9)	Trade Date: 12/02/13
(10)	Portfolio Assets on Trade Date: $539,022,310.06

1

(11)	Price Paid per Unit: $99.806
(12)	Total Price Paid by Portfolio:
195,000 bonds @ $99.806= $194,621.70
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.806= $13,972,840.00
(14)	% of Portfolio Assets Applied to Purchase
0.036%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
6 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of New York	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
	Guggenheim Securities	SMBC Nikko Securities Americas
	Mitsubishi UFJ Securities	PNC Capital Markets
	RBC Capital Markets	Santander Investment Securities
	RBS Securities	BB&T Capital Markets
	SunTrust Robinson Humphrey	TD Securities
	U.S. Bancorp Investments	Capital One Securities
	Fifth Third Securities	Regions Securities
	KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: CVS Caremark Corporation
(3)	Title of Securities: CVS 4 12/05/2023, C#126650CC2
(4)	Date of First Offering: 12/02/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.560

Comparable Securities
1) Philip Morris Intl, C#718172BE8
2) Coca-Cola Co., C#191216BE9
3) Procter & Gamble, C#742718EB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 6 years
(9)	Trade Date: 12/02/13
(10)	Portfolio Assets on Trade Date: $539,022,310.06
(11)	Price Paid per Unit: $99.560

1

(12)	Total Price Paid by Portfolio:
335,000 bonds @ $99.560= $333,526.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.560= $9,956,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.062%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
6 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of New York	J.P. Morgan Securities
	BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

Co-Managers
	Guggenheim Securities	SMBC Nikko Securities Americas
	Mitsubishi UFJ Securities	PNC Capital Markets
	RBC Capital Markets	Santander Investment Securities
	RBS Securities	BB&T Capital Markets
	SunTrust Robinson Humphrey	TD Securities
	U.S. Bancorp Investments	Capital One Securities
	Fifth Third Securities	Regions Securities
	KeyBanc Capital Markets	The Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: CVS Caremark Corporation
(3)	Title of Securities: CVS 2.25 12/05/18, C#126650CB4
(4)	Date of First Offering: 12/02/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.887

Comparable Securities

1) Philip Morris Intl, C#718172BF5 2) Coca-Cola Co., C#191216BF6

3) Unilever Capital Corporation, C#904764AQ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 6 years
(9)	Trade Date: 12/02/13
(10)	Portfolio Assets on Trade Date: $539,022,310.06
(11)	Price Paid per Unit: $99.887

1

(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.887= $499,435.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.887= $26,969,490.00
(14)	% of Portfolio Assets Applied to Purchase
0.093%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
6 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CAVU Securities	Ramirez & Co.
	Lebenthal Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation
(3)	Title of Securities: MSFT 3.625 12/15/23, C#594918AW4
(4)	Date of First Offering: 12/03/13
(5)	Amount of Total Offering: $1,500,000,000
(6)	Unit Price of Offering: $99.508

Comparable Securities
1) Altera Corporation, C#021441AF7
2) IBM, C#459200HP9
3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).
(8)	Years of Issuer’s Operations: 38 years
(9)	Trade Date: 12/03/13
(10)	Portfolio Assets on Trade Date: $539,479,036.64
(11)	Price Paid per Unit: $99.508
(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.508 = $1,333,407.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.508 = $39,803,200.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.247%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
38 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	HSBC Securities	Wells Fargo Securities

Co-Managers
	CAVU Securities	Ramirez & Co.
	Lebenthal Capital Markets	The Williams Capital Group

(2)	Names of Issuers: Microsoft Corporation
(3)	Title of Securities: MSFT 4.875 12/15/43, C#594918AX2
(4)	Date of First Offering: 12/03/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.654

Comparable Securities
1) Apple Inc. C#037833AL4
2) Rogers Communications, C#775109AZ4

3)	Phillip Morris Intl., C#718172BD0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 38 years
(9)	Trade Date: 12/03/13
(10)	Portfolio Assets on Trade Date: $539,479,036.64
(11)	Price Paid per Unit: $99.654
(12)	Total Price Paid by Portfolio:
355,000 bonds @ $99.654 = $353,771.70
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.654 = $13,951,560.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.066%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
38 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Wells Fargo Securities	J.P. Morgan
Citigroup

Co-Managers
	Deutsche Bank Securities	Regions Securities
	PNC Capital Markets	SunTrust Robinson Humphrey
	RBC Capital Markets	TD Securities
	BBVA Securities	U.S. Bancorp Investments
Capital One Securities

(2)	Names of Issuers: Federal Realty Investment Trust
(3)	Title of Securities: FRT 3.95 01/15/24, C#313747AU1
(4)	Date of First Offering: 12/04/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.018

Comparable Securities
1) Fifth Third Bancorp, C#316773CP3
2) HCP, C#40414LAJ8
3) Health Care REIT, C#42217KBC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 51 years
(9)	Trade Date: 12/04/13
(10)	Portfolio Assets on Trade Date: $537,680,931.37
(11)	Price Paid per Unit: $99.018
(12)	Total Price Paid by Portfolio:
655,000 bonds @ $99.018 = $648,567.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.018 = $19,803,600.00
(14)	% of Portfolio Assets Applied to Purchase
0.121%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
51 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo

Co-Managers
	Mitsubishi UFJ Securities	Commerz Markets
	RBS Securities	Fifth Third Securities
	TD Securities (USA)	HSBC Securities (USA)
	BMO Capital Markets	U.S. Bancorp
BNY Mellon Capital Markets

(2)	Names of Issuers: Crane Co.
(3)	Title of Securities: CR 2.75 12/15/18, C#224399AS4
(4)	Date of First Offering: 12/10/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.986

Comparable Securities
1) Tyco Electronics Group, C#902133AN7
2) Caterpillar Financial, C#14912L5T4
3) Altera Corporation, C#021441AE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 158 years
(9)	Trade Date: 12/10/13
(10)	Portfolio Assets on Trade Date: $539,388,459.65
(11)	Price Paid per Unit: $99.986
(12)	Total Price Paid by Portfolio:
235,000 bonds @ $99.986 = $234,967.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.986 = $10,998,460.00
(14)	% of Portfolio Assets Applied to Purchase
0.044%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
158 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	Wells Fargo

Co-Managers
	Mitsubishi UFJ Securities	Commerz Markets
	RBS Securities	Fifth Third Securities
	TD Securities (USA)	HSBC Securities (USA)
	BMO Capital Markets	U.S. Bancorp
BNY Mellon Capital Markets

(2)	Names of Issuers: Crane Co.
(3)	Title of Securities: CR 4.45 12/15/23, C#224399AR6
(4)	Date of First Offering: 12/10/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.992

Comparable Securities

1) Caterpillar Financial, C#14912L5X5 2) CSX Corporation, C#126408GZ0

3) Burlington Northern Santa Fe, C#12189LAQ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 158 years
(9)	Trade Date: 12/10/13
(10)	Portfolio Assets on Trade Date: $539,388,459.65
(11)	Price Paid per Unit: $99.992
(12)	Total Price Paid by Portfolio:
295,000 bonds @ $99.992 = $294,976.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.992 = $9,999,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.055%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
158 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Goldman, Sachs & Co.
	Citigroup Global Markets	Morgan Stanley
	Credit Suisse	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	UBS Securities
	J.P. Morgan	Bank of Nova Scotia
	Mitsubishi UFJ Securities	BMO Capital Markets
	RBC Capital Markets	CIBC
	RBS Securities	US Bancorp

(2)	Names of Issuers: Devon Energy Corporation
(3)	Title of Securities: DVN 1.2 12/15/16, C#25179MAS2
(4)	Date of First Offering: 12/11/13
(5)	Amount of Total Offering: $650,000,000
(6)	Unit Price of Offering: $99.901

Comparable Securities

1)	Shell International Finance, C#822582AZ5
2)	Total Capital International, C#89153VAF6
3)	Petrobras Global Finance, C#71647NAC3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).
(8)	Years of Issuer’s Operations: 42 years
(9)	Trade Date: 12/11/13
(10)	Portfolio Assets on Trade Date: $538,371,393.57
(11)	Price Paid per Unit: $99.901
(12)	Total Price Paid by Portfolio:
835,000 bonds @ $99.901 = $834,173.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.901 = $9,990,100.00
(14)	% of Portfolio Assets Applied to Purchase
0.155%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
42 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclarys	Morgan Stanley
	Goldman, Sachs & Co.	UBS Securities

Co-Managers
	Citigroup Global Markets	Wells Fargo Securities
	Credit Suisse	BMO Capital Markets
	Mitsubishi UFJ Securities	CIBC World Markets
	RBC Capital Markets	Scotia Capital
	RBS Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Devon Energy Corporation
(3)	Title of Securities: DVN 2.25 12/15/18, C#25179MAT0
(4)	Date of First Offering: 12/11/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.827

Comparable Securities

1)	Shell International Finance, C#822582BA9
2)	BP Capital Markets, C#05565QCG1
3)	Statoil ASA, C#85771PAR3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 42 years
(9)	Trade Date: 12/11/13
(10)	Portfolio Assets on Trade Date: $538,371,393.57
(11)	Price Paid per Unit: $99.827
(12)	Total Price Paid by Portfolio:
840,000 bonds @ $99.827 = $838,546.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.827 = $39,930,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.156%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
42 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse Securities	Morgan Stanley & Co.
	J.P. Morgan Securities	RBS Securities

Co-Managers
	BMO Capital Markets	Danske Markets
	BNY Mellon Capital	Mischler Financial Group
	Capital One Securities	RBC Capital Markets
	CIBC World Markets	TD Securities
	Citigroup	Wells Fargo Securities

(2)	Names of Issuers: The Royal Bank of Scotland Group plc
(3)	Title of Securities: RBS 6 12/19/23, C#780097AZ4
(4)	Date of First Offering: 12/16/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.098

Comparable Securities

1)	Valley National Bancorp, C#919794AB3
2)	American Tower Corporation, C#03027XAD2
3)	EPR Properties, C#26884UAA7
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).
(8)	Years of Issuer’s Operations: 286 years
(9)	Trade Date: 12/16/13
(10)	Portfolio Assets on Trade Date: $537,129,938.94
(11)	Price Paid per Unit: $99.098
(12)	Total Price Paid by Portfolio:
2,215,000 bonds @ $99.098 = $2,195,020.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.098 = $49,549,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.409%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
286 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	U.S. Bancorp
	Citigroup	Wells Fargo Securities
RBS Securities

Co-Managers
	BNY Mellon Capital Markets	PNC Capital Markets
	Fifth Third Securities	CastleOak Securities
	Mitsubishi UFJ Securities	The Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: The Kroger Company
(3)	Title of Securities: KR 1.2 10/1716, C#501044CU3
(4)	Date of First Offering: 12/16/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.937

Comparable Securities

1)	Diageo Capital, C#25243YAS8
2)	Coca-Cola Co., C#191216BD1
3)	Ford Motor Credit, C#345397WJ8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).
(8)	Years of Issuer’s Operations: 130 years
(9)	Trade Date: 12/16/13
(10)	Portfolio Assets on Trade Date: $537,129,939
(11)	Price Paid per Unit: $99.937
(12)	Total Price Paid by Portfolio:
335,000 bonds @ $99.937 = $334,788.95

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.937 = $14,990,550.00
(14)	% of Portfolio Assets Applied to Purchase
0.062%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
130 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	U.S. Bancorp
	Citigroup	Wells Fargo Securities
RBS Securities

Co-Managers
	BNY Mellon Capital Markets	PNC Capital Markets
	Fifth Third Securities	CastleOak Securities
	Mitsubishi UFJ Securities	The Williams Capital Group
RBC Capital Markets

(2)	Names of Issuers: The Kroger Company
(3)	Title of Securities: KR 2.3 01/15/19, C#501044CW9
(4)	Date of First Offering: 12/16/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.852

Comparable Securities

1)	Philip Morris International, C#718172BF5
2)	Coca-Cola Co., C#191216BF6
3)	Pepsico Inc., C#7131448CK2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 130 years
(9)	Trade Date: 12/16/13
(10)	Portfolio Assets on Trade Date: $537,129,938.94
(11)	Price Paid per Unit: $99.852
(12)	Total Price Paid by Portfolio:
500,000 bonds @ $99.852 = $499,260.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.852 = $14,977,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.093%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
130 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	JP Morgan Securities

Co Manager: Wells Fargo & Co, Mitsubishi UFJ Securities USA, RBS Securities Corp, Williams Capital Group LP	HSBC Securities, KeyBanc Capital Markets, Mizuho Securities USA Inc, US Bancorp,

(2)	Names of Issuers: L BRANDS INC 5.625%
(3)	Title of Securities: LTD 5.625%
(4)	Cusip: 501797AJ3
(5)	Date of First Offering: 10/10/2013
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 0.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/10/2013
(11)	Portfolio Assets on Trade Date: $697,847,996
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,200,000 bonds @ $100 = $1,200,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.172%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
RBC Capital Markets,

Bank of America Merrill Lynch,
Wells Fargo Securities LLC

(2)	Names of Issuers: GRAY TELEVISION INC 7.5%
(3)	Title of Securities: GTN 7.5%
(4)	Cusip: 389375AH9
(5)	Date of First Offering: 10/15/2013
(6)	Amount of Total Offering: 375,000,000
(7)	Unit Price of Offering: 102.125

(8)	Underwriting Spread or Commission: 1.625%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/15/2013
(11)	Portfolio Assets on Trade Date: $698,217,290
(12)	Price Paid per Unit: 102.125
(13)	Total Price Paid by Portfolio: 1,225,000 bonds @ $102.125 = $1,251,031.25
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $102.125 = $4,085,000
(15)	% of Portfolio Assets Applied to Purchase
0.179%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	JP Morgan, Wells Fargo & Co

Co Manager:

BMO Capital Markets Corp, Fifth Third Securities Inc, SunTrust Robinson Humphrey,

Capital One Southcoast Inc, PNC Capital Markets, US Bancorp Investments Inc

(2)	Names of Issuers: FERRELLGAS LP 6.75%
(3)	Title of Securities: FGP 6.75%
(4)	Cusip: 315292AN2
(5)	Date of First Offering: 10/21/2013
(6)	Amount of Total Offering: 325,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/21/2013
(11)	Portfolio Assets on Trade Date: $678,032,471
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,180,000 bonds @ $100 = $1,180,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.174%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Bank of America Merrill Lynch, Citigroup Global Markets Inc, Morgan Stanley, RBS Securities Corp, Wells Fargo Securities LLC	Barclays Bank PLC (US), JP Morgan Securities, RBC Capital Markets, SunTrust Robinson Humphrey,

Co Manager:
Credit Suisse Securities USA LLC,	Mitsubishi UFJ Securities USA Inc

(2)	Names of Issuers: CRESTWOOD MIDSTREAM PART 6.125%
(3)	Title of Securities: CMLP 6.125%
(4)	Cusip: 226373AG3
(5)	Date of First Offering: 10/22/2013
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/22/2013
(11)	Portfolio Assets on Trade Date: $677,601,616
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 365,000 bonds @ $100 = $365,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.054%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Goldman Sachs & Co,	JP Morgan Securities

Co Manager:
	Citigroup Global Markets Inc,	Morgan Stanley,
	Samuel Ramirez & Co Inc,	Wells Fargo Securities LLC

(2)	Names of Issuers: USG CORP 5.875%
(3)	Title of Securities: USG 5.875%
(4)	Cusip: 903293BC1
(5)	Date of First Offering: 10/28/2013
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/28/2013
(11)	Portfolio Assets on Trade Date: $680,114,961
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 580,000 bonds @ $100 = $580,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0853%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Barclays Capital,
	Citigroup Global Markets Inc,	Credit Suisse,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
	HSBC Securities,	KKR Capital Markets LLC,
Wells Fargo & Co

(2)	Names of Issuers: FIRST DATA CORPORATION 11.75%
(3)	Title of Securities: FDC 11.75%
(4)	Cusip: 319963BK9
(5)	Date of First Offering: 5/15/2013 (original date) (Add-on date: 10/30/2013)
(6)	Amount of Total Offering: 1,750,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.0%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/15/2013 (original date) (Add-on date: 10/30/2013)
(11)	Portfolio Assets on Trade Date: $680,642,614
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 900,000 bonds @ $100 = $900,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.132%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays,	Citi,
	JP Morgan,	RBS,
	Royal Bank of Canada,	Swiss Credit Bank,
	UBS,	Wells Fargo Securities LLC

Co Manager:
	DNB Markets,	Mitsubishi UFJ Securities USA,
	Natixis Securities North Ameri,	Scotia Capital USA Inc,
SunTrust Robinson Humphrey

(2)	Names of Issuers: KINDER MORGAN INC 5%
(3)	Title of Securities: KMI 5%
(4)	Cusip: 49456BAA9
(5)	Date of First Offering: 10/31/2013
(6)	Amount of Total Offering: 750,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 0.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 10/31/2013
(11)	Portfolio Assets on Trade Date: $680,600,256
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 830,000 bonds @ $100 = $830,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.122%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	JP Morgan Securities,
	Mitsubishi UFJ Securities USA,	Wells Fargo Securities LLC

Co Manager:
	Citigroup Global Markets Inc,	Comerica Securities,
	Evercore Partners Inc,	Fifth Third Securities Inc,
	ING Bank NV/United States,	Loop Capital Markets LLC,
	Morgan Stanley,	PNC Capital Markets,
	TD Securities,	US Bancorp,
Wedbush Securities

(2)	Names of Issuers: RR DONNELLEY & SONS CO 6.5%
(3)	Title of Securities: RRD 6.5%
(4)	Cusip: 257867BA8
(5)	Date of First Offering: 11/6/2013
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.485%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/6/2013
(11)	Portfolio Assets on Trade Date: $679,455,100

1

(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 560,000 bonds @ $100 = $560,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0824%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital,	Credit Suisse Securities USA LLC,
	Goldman Sachs & Co,	JP Morgan Securities,
	Nomura Securities International,	Rabo Securities USA Inc,
	SunTrust Robinson Humphrey,	Wells Fargo Securities LLC

(2)	Names of Issuers: POST HOLDINGS INC 6.75%
(3)	Title of Securities: POST 6.75%
(4)	Cusip: 737446AE4
(5)	Date of First Offering: 11/13/2013
(6)	Amount of Total Offering: 525,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/13/2013
(11)	Portfolio Assets on Trade Date: $675,505,698
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 285,000 bonds @ $100 = $285,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.042%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Wells Fargo Securities LLC

Co Manager:
	Barclays Capital,	Fifth Third Securities Inc,
	Goldman Sachs & Co,	HSBC Securities,
	Huntington Investment Co/The,	JP Morgan Securities,
RBS Securities Corp

(2)	Names of Issuers: WESCO DISTRIBUTION INC 5.375%
(3)	Title of Securities: WCC 5.375%
(4)	Cusip: 95081QAJ3
(5)	Date of First Offering: 11/21/2013
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/21/2013
(11)	Portfolio Assets on Trade Date: $677,878,422
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 625,000 bonds @ $100 = $625,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.092%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Barclays Capital,
	JP Morgan Securities,	RBC Capital Markets

Co Manager:
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
Wells Fargo Securities LLC

(2)	Names of Issuers: CALUMET SPECIALTY PROD 7.625%
(3)	Title of Securities: CLMT 7.625%
(4)	Cusip: 131477AK7
(5)	Date of First Offering: 11/21/2013
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 98.494

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 11/21/2013
(11)	Portfolio Assets on Trade Date: $677,878,422
(12)	Price Paid per Unit: 98.494
(13)	Total Price Paid by Portfolio: 325,000 bonds @ $98.494 = $320,105.50

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $98.494 = $492,470
(15)	% of Portfolio Assets Applied to Purchase
0.047%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities,	Merrill Lynch Pierce Fenner & Smith,
	RBC Capital Markets,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

Co Manager:

BBVA Securities Inc, Fifth Third Securities Inc, Mitsubishi UFJ Securities USA Inc, Santander Investment Securities

BNP Paribas Securities Corp, HSBC Securities, Mizuho Securities USA Inc,

(2)	Names of Issuers: NCR ESCROW CORP 5.875%
(3)	Title of Securities: NCR 5.875%
(4)	Cusip: 628865AA5
(5)	Date of First Offering: 12/5/2013
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/5/2013
(11)	Portfolio Assets on Trade Date: $678,361,899
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0413%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities,	Merrill Lynch Pierce Fenner & Smith,
	RBC Capital Markets,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

Co Manager:

BBVA Securities Inc, Fifth Third Securities Inc, Mitsubishi UFJ Securities USA Inc, Santander Investment Securities

BNP Paribas Securities Corp, HSBC Securities, Mizuho Securities USA Inc,

(2)	Names of Issuers: NCR ESCROW CORP 6.375%
(3)	Title of Securities: NCR 6.375%
(4)	Cusip: 628865AC1
(5)	Date of First Offering: 12/5/2013
(6)	Amount of Total Offering: 700,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/5/2013
(11)	Portfolio Assets on Trade Date: $678,361,899
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0413%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	CIBC Bank,	Citigroup Global Markets Inc,
	Goldman Sachs & Co,	JP Morgan,
Wells Fargo Securities LLC

Co Manager:
	BB&T Capital Markets,	BBVA Securities Inc,
Mitsubishi UFJ Securities USA Inc

(2)	Names of Issuers: ULTRA PETROLEUM CORP 5.75%
(3)	Title of Securities: UPL 5.75%
(4)	Cusip: 903914AA7
(5)	Date of First Offering: 12/6/2013
(6)	Amount of Total Offering: 450,000,000
(7)	Unit Price of Offering: 100

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/6/2013
(11)	Portfolio Assets on Trade Date: $678,549,404
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 695,000 bonds @ $100 = $695,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,500,000 bonds @ $100 = $4,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.102%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Barclays Capital,
	Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
	HSBC Securities,	JP Morgan Securities,
	Lloyds Securities Inc,	Mitsubishi UFJ Securities USA,
	RBS Securities Corp,	UBS Investment Bank/US,
Wells Fargo Securities LLC

(2)	Names of Issuers: ASHTEAD CAPITAL INC 6.5% (Add-on)
(3)	Title of Securities: AHTLN 6.5%
(4)	Cusip: 045054AB9
(5)	Date of First Offering: Add-on: 12/11/2013 (Initial: 6/29/2012)
(6)	Amount of Total Offering: 900,000,000
(7)	Unit Price of Offering: 106

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/11/2013
(11)	Portfolio Assets on Trade Date: $679,406,128
(12)	Price Paid per Unit: 106
(13)	Total Price Paid by Portfolio: 255,000 bonds @ $106 = $270,300

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $106 = $3,710,000
(15)	% of Portfolio Assets Applied to Purchase
0.040%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BMO Capital Markets,	Wells Fargo & Co

(2)	Names of Issuers: SIMMONS FOODS INC 10.5%
(3)	Title of Securities: SIMFOO 10.5%
(4)	Cusip: 828732AA5
(5)	Date of First Offering: 10/29/2010
(6)	Amount of Total Offering: 315,000,000
(7)	Unit Price of Offering: 104.75

(8)	Underwriting Spread or Commission: 1.375%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/12/2013
(11)	Portfolio Assets on Trade Date: $679,150,324
(12)	Price Paid per Unit: 104.75
(13)	Total Price Paid by Portfolio: 610,000 bonds @ $104.75 = $638,975
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $104.75 = $2,095,000
(15)	% of Portfolio Assets Applied to Purchase
0.0941%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Barclays Capital,
	Citigroup Global Markets Inc,	Credit Suisse Securities USA LLC,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
	HSBC Securities,	KKR Capital Markets LLC,
Wells Fargo Securities LLC

	Co Manager:	Drexel Hamilton LLC

(2)	Names of Issuers: FIRST DATA CORPORATION 11.75%
(3)	Title of Securities: FDC 11.75%
(4)	Cusip: 319963BM5
(5)	Date of First Offering: 12/16/13
(6)	Amount of Total Offering: 725,000,000
(7)	Unit Price of Offering: 103.5

(8)	Underwriting Spread or Commission: 0.9475%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 12/16/13
(11)	Portfolio Assets on Trade Date: $678,123,917
(12)	Price Paid per Unit: 103.5
(13)	Total Price Paid by Portfolio: 300,000 bonds @ $103.5 = $310,500

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $103.5 = $1,552,500.00
(15)	% of Portfolio Assets Applied to Purchase
0.0458%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Funds II Global Real Estate
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Deutsche Bank
BofA Merrill Lynch

Co- Managers
Davy
Bank of Ireland

(2) Names of Issuers: Kennedy Wilson Europe Real Estate Plc

(3) Title of Securities: Ordinary shares of £1.00

(4) Date of First Offering: 25/02/2014

(5) Amount of Total Offering: £1,001,000,000

(6) Unit Price of Offering: £10.00

(7) Underwriting Spread or Commission

Fair and reasonable fee paid to underwriter from issuer (3%).

(8) Years of Issuer’s Operations: Kennedy Wilson, the investment manager, was founded in 1977 as a real estate service company and was purchased by the current management team in 1988. Kennedy Wilson Europe was established in June 2011.

(9) Trade Date: 02/25/2014

(10) Portfolio Assets on Trade Date: European part of portfolio €41,394,632

(11) Price Paid per Unit: £10

(12) Total Price Paid by Portfolio:
16,536 shares @ £10 = £165,360

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which Sub-Advisor acts as investment adviser

1

175,000 shares @ £10= £1,750,000

(14) % of Portfolio Assets Applied to Purchase
0.5% of European portfolio

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
Kennedy Wilson, the investment manager, was founded in 1977 as a real estate service company and was purchased by the current management team in 1988.
Kennedy Wilson Europe was established in June 2011.

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
NA

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Deutsche Asset and Wealth Management described above were affected in compliance with the Trust’s Rule 10f-3 procedures.

2

Affiliated Transactions Report
John Hancock Funds II
U.S. High Yield Bond Fund
Core Bond Fund
John Hancock Variable Insurance Trust
Core Bond Trust
For the Quarter Ended March 31, 2014
Prepared by:
Wells Capital Management, Inc.

Wells Capital Management, Inc.

Wells Capital Management, Inc., as subadviser for the John Hancock Core Bond Fund and the U. S. High Yield Bond Fund, confirms that all transactions have been processed and properly accounted for in accordance with the John Hancock Fund II policies and procedures.

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	Wells Fargo Securities LLC

	Co Manager:	Global Hunter Securities LLC,
	HSBC Securities,	Natixis Securities North America,
RBS Securities Corp

(2) Names of Issuers: PARKER DRILLING CO 6.75%

(3) Title of Securities: PKD 6.75%

(4) Cusip: 701081AW1

(5) Date of First Offering: 1/7/2014

(6) Amount of Total Offering: 360,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/7/2014

(11) Portfolio Assets on Trade Date: $658,051,787

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 630,000 bonds @ $100 = $630,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.096%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan Securities,
	SunTrust Robinson Humphrey,	Wells Fargo Securities LLC

	Co Manager:	Merrill Lynch Pierce Fenner & Smith,
	RBS Securities Corp,	Scotia Capital USA Inc

(2) Names of Issuers: LAMAR MEDIA CORP 5.375%

(3) Title of Securities: LAMR 5.375%

(4) Cusip:513075BF7

(5) Date of First Offering: 1/7/2014

(6) Amount of Total Offering: 510,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/7/2014

(11) Portfolio Assets on Trade Date: $658,051,787

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

1

(15) % of Portfolio Assets Applied to Purchase
0.046%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:	Citigroup Global Markets Inc,
Credit Suisse Securities USA LLC,	Goldman Sachs & Co,
Merrill Lynch Pierce Fenner & Smit,	Wells Fargo Securities LLC,
BMO Capital Markets Corp,	Capital One Securities Inc,
JP Morgan Securities,	Scotia Capital USA Inc,
SG Americas Securities LLC

Co Manager:	Barclays Capital,
BB&T Capital Markets,	BBVA Securities Inc,
Bosc Inc,	Comerica Securities,
ING Financial Markets LLC,	Mitsubishi UFJ Securities USA Inc,
SunTrust Robinson Humphrey

(2) Names of Issuers: LAREDO PETROLEUM INC 5.625%

(3) Title of Securities: LPI 5.625%

(4) Cusip: 516806AC0

(5) Date of First Offering: 1/13/2014

(6) Amount of Total Offering: 450,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

1

(10) Trade Date: 1/13/2014

(11) Portfolio Assets on Trade Date: $659,442,670

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 750,000 bonds @ $100 = $750,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.114%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Citigroup Global Markets Inc,	Credit Suisse,
	Goldman Sachs & Co,	JP Morgan,
	RBC Capital Markets,	SunTrust Robinson Humphrey,
	UBS Securities LLC,	Wells Fargo & Co

	Co Manager:	BBVA Securities Inc,
	Credit Agricole Securities USA Inc,	Deutsche Bank Securities Inc,
	Fifth Third Securities Inc,	Mitsubishi UFJ Securities USA Inc,
Scotia Capital USA Inc

(2) Names of Issuers: FWCT-2 ESCROW CORP (Community Health) 6.875%

(3) Title of Securities: CYH 6.875%

(4) Cusip: 30283FAB7

(5) Date of First Offering: 1/15/2014

(6) Amount of Total Offering: 3,000,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/15/2014

(11) Portfolio Assets on Trade Date: $660,142,282

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 720,000 bonds @ $100 = $720,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15) % of Portfolio Assets Applied to Purchase
0.109%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Citigroup Global Markets Inc,	Credit Suisse,
	Goldman Sachs & Co,	JP Morgan,
	RBC Capital Markets,	SunTrust Robinson Humphrey,
	UBS Securities LLC,	Wells Fargo & Co

	Co Manager:	BBVA Securities Inc,
	Credit Agricole Securities USA Inc,	Deutsche Bank Securities Inc,
	Fifth Third Securities Inc,	Mitsubishi UFJ Securities USA Inc,
Scotia Capital USA Inc

(2) Names of Issuers: FWCT-2 ESCROW CORP (Community Health) 5.125%

(3) Title of Securities: CYH 5.125%

(4) Cusip: 30283FAA9

(5) Date of First Offering: 1/15/2014

(6) Amount of Total Offering: 1,000,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/15/2014

(11) Portfolio Assets on Trade Date: $660,142,282

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15) % of Portfolio Assets Applied to Purchase
0.038%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Citigroup Inc,
	Deutsche Bank (US),	Goldman Sachs & Co,
	JP Morgan,	Morgan Stanley,
Wells Fargo & Co

Co Manager:
	BNP Paribas,	BNY Mellon Investor Services LLC,
	Credit Suisse,	Drexel Hamilton LLC,
	Evercore Partners Inc,	Guggenheim Investment Manageme,
	Lloyds Bank PLC/United States,	Loop Capital Markets LLC,
	Mizuho Securities USA Inc,	Nomura Securities International,
	Ramirez & Co Inc,	RBS Securities Inc,
	SMBC Nikko Securities America Inc,	TD Securities, UBS Securities,
	US Bancorp,	Williams Capital Group LP

(2) Names of Issuers: CBS OUT AMER CAP LLC/COR 5.625%

(3) Title of Securities: CBSOAM 5.625%

(4) Cusip: 12505FAC5

(5) Date of First Offering: 1/16/2014

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/16/2014

1

(11) Portfolio Assets on Trade Date: $660,777,543

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 25,000 bonds @ $100 = $25,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
400,000 bonds @ $100 = $400,000

(15) % of Portfolio Assets Applied to Purchase
0.0038%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of America Merrill Lynch,	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
	JP Morgan Securities,	Morgan Stanley,
Wells Fargo & Co

Co Manager:
	BNP Paribas,	BNY Mellon Investor Services LLC,
	Credit Suisse,	Drexel Hamilton LLC,
	Evercore Partners Inc,	Guggenheim Investment Manageme,
	Lloyds Bank PLC/United States,	Loop Capital Markets LLC,
	Mizuho Securities USA Inc,	Nomura Securities International,
	Ramirez & Co Inc,	RBS Securities Inc,
	SMBC Nikko Securities America Inc,	TD Securities,
	UBS Securities,	US Bancorp,
Williams Capital Group LP

(2) Names of Issuers: CBS OUT AMER CAP LLC/COR 5.25%

(3) Title of Securities: CBSOAM 5.25%

(4) Cusip: 12505FAA9

(5) Date of First Offering: 1/16/2014

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/16/2014

1

(11) Portfolio Assets on Trade Date: $660,777,543

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 230,000 bonds @ $100 = $230,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,250,000 bonds @ $100 = $1,250,000

(15) % of Portfolio Assets Applied to Purchase
0.035%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Wells Fargo & Co,	BMO Capital Markets Corp,
Credit Suisse

Co Manager:
	Comerica Securities,	Fifth Third Securities Inc,
	JP Morgan Securities,	RBS Securities Corp

(2) Names of Issuers: CREDIT ACCEPTANC 6.125%

(3) Title of Securities: CACC 6.125%

(4) Cusip: 225310AF8

(5) Date of First Offering: 1/16/2014

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.625%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 1/16/2014

(11) Portfolio Assets on Trade Date: $660,764,335

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 480,000 bonds @ $100 = $480,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.0726%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Deutsche Bank Securities Inc,	PNC Capital Markets,
	RBS Securities Corp,	Wells Fargo & Co

	Co Manager:	BBVA Securities Inc,
	Mitsubishi UFJ Securities USA,	Scotia Capital USA Inc,
US Bancorp Investments Inc

(2) Names of Issuers: CENTURY INTERMEDIATE HLD 9.75%

(3) Title of Securities: AM 9.75%

(4) Cusip: 156577AA6

(5) Date of First Offering: 2/5/2014

(6) Amount of Total Offering: 285,000,000

(7) Unit Price of Offering: 99

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 2/5/2014

(11) Portfolio Assets on Trade Date: $659,971,331

(12) Price Paid per Unit: 99

(13) Total Price Paid by Portfolio: 205,000 bonds @ $99 = $202,950

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99 = $990,000

(15) % of Portfolio Assets Applied to Purchase
0.031%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan,	RBS Securities Inc,
Wells Fargo Securities LLC

	Co Manager:	Credit Agricole Securities USA Inc,
	HSBC Securities,	PNC Capital Markets,
	TD Securities USA LLC,	US Bancorp Investments Inc

(2) Names of Issuers: OSHKOSH CORP 5.375%

(3) Title of Securities: OSK 5.375%

(4) Cusip: 688225AE1

(5) Date of First Offering: 2/6/2014

(6) Amount of Total Offering: 250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 2/6/2014

(11) Portfolio Assets on Trade Date: $659,658,294

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 155,000 bonds @ $100 = $155,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
750,000 bonds @ $100 = $750,000

(15) % of Portfolio Assets Applied to Purchase
0.023%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan Securities,	Wells Fargo Securities LLC

	Co Manager:	Robert W Baird & Co

(2) Names of Issuers: MODULAR SPACE CORP 10.25%

(3) Title of Securities: MODSPA 10.25%

(4) Cusip: 607848AA6

(5) Date of First Offering: 2/19/2014

(6) Amount of Total Offering: 375,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 2/19/2014

(11) Portfolio Assets on Trade Date: $668,174,108

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 60,000 bonds @ $100 = $60,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000 bonds @ $100 = $100,000

1

(15) % of Portfolio Assets Applied to Purchase
0.009%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays, Credit Suisse,
	Deutsche Bank AG,	Merrill Lynch,
Wells Fargo & Co

(2) Names of Issuers: REGAL ENTERTAINMENT GRP 5.75%

(3) Title of Securities: RGC 5.75%

(4) Cusip: 758766AH2

(5) Date of First Offering: 2/25/14

(6) Amount of Total Offering: 775,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.625%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 2/25/14

(11) Portfolio Assets on Trade Date: $672,710,317

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 4,025,000 bonds @ $100 = $4,025,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
19,000,000 bonds @ $100 = $17,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.60%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	BMO Capital Markets Corp,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
	SunTrust Robinson Humphrey Inc,	Wells Fargo Securities LLC

	Co Manager:	Barclays Capital,
KeyBanc Capital Markets

(2) Names of Issuers: TREEHOUSE FOODS INC 4.875%

(3) Title of Securities: THS 4.875%

(4) Cusip: 89469AAB0

(5) Date of First Offering: 2/25/2014

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 2/25/2014

(11) Portfolio Assets on Trade Date: $672,710,318

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 485,000 bonds @ $100 = $485,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15) % of Portfolio Assets Applied to Purchase
0.072%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse,
	Goldman Sachs & Co,	Jefferies & Co,
	UBS Securities LLC,	Wells Fargo & Co

(2) Names of Issuers: GREEKTOWN HOLDINGS LLC/M 8.875%

(3) Title of Securities: GRKT 8.875%

(4) Cusip: 39248TAA4

(5) Date of First Offering: 2/26/2014

(6) Amount of Total Offering: 425,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2.25%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 2/26/2014

(11) Portfolio Assets on Trade Date: $673,835,177

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 2,890,000 bonds @ $100 = $2,890,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100 = $10,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.429%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Goldman Sachs & Co,	RBC Capital Markets,
Wells Fargo Securities LLC

	Co Manager:	Comerica Securities

(2) Names of Issuers: PIONEER ENERGY SERVICES 6.125%

(3) Title of Securities: PES 6.125%

(4) Cusip: 723664AA6

(5) Date of First Offering: 3/4/2014

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.58%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/4/2014

(11) Portfolio Assets on Trade Date: $676,476,497

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 305,000 bonds @ $100 = $305,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.045%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Citigroup Global Markets Inc,	Morgan Stanley,
	RBS Securities Corp,	Scotia Capital USA Inc

	Co Manager:	Wells Fargo Securities LLC,
Mitsubishi UFJ Securities USA Inc

(2) Names of Issuers: SPIRIT AEROSYSTEMS INC 5.25%

(3) Title of Securities: SPR 5.25%

(4) Cusip: 85205TAE0

(5) Date of First Offering: 3/4/2014

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/4/2014

(11) Portfolio Assets on Trade Date: $676,476,497

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 625,000 bonds @ $100 = $625,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.092%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Goldman Sachs & Co,	JP Morgan Securities,
	SunTrust Robinson Humphrey,	Wells Fargo Securities LLC

(2) Names of Issuers: TENET HEALTHCARE CORP 5%

(3) Title of Securities: THC 5%

(4) Cusip: 88033GCF5

(5) Date of First Offering: 3/5/2014

(6) Amount of Total Offering: 600,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.375%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/5/2014

(11) Portfolio Assets on Trade Date: $676,807,869

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 810,000 bonds @ $100 = $810,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.12%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Goldman Sachs & Co,	JP Morgan Securities,
	Morgan Stanley,	RBC Capital Markets,
Wells Fargo Securities LLC

(2) Names of Issuers: SELECT MEDICAL CORP 6.375%

(3) Title of Securities: SEM 6.375%

(4) Cusip: 816196AR0

(5) Date of First Offering: 3/6/2014

(6) Amount of Total Offering: 110,000,000

(7) Unit Price of Offering: 101.5

(8) Underwriting Spread or Commission: 1%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/6/2014

(11) Portfolio Assets on Trade Date: $676,754,927

(12) Price Paid per Unit: 101.5

(13) Total Price Paid by Portfolio: 1,765,000 bonds @ $101.5 = $1,791,475

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $101.5 = $7,105,000

1

(15) % of Portfolio Assets Applied to Purchase 0.265%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Credit Suisse,	Deutsche Bank (US),
	JP Morgan,	RBC Capital Markets,
	SunTrust Robinson Humphrey,	Wells Fargo Securities LLC

(2) Names of Issuers: MEDIACOM BRDBND LLC/CORP 5.5%

(3) Title of Securities: MCCC 5.5%

(4) Cusip: 58446VAK7

(5) Date of First Offering: 3/12/2014

(6) Amount of Total Offering: 200,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.625%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/12/2014

(11) Portfolio Assets on Trade Date: $677,061,935

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 315,000 bonds @ $100 = $315,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

1

(15) % of Portfolio Assets Applied to Purchase 0.047%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Credit Suisse Securities USA L,	Deutsche Bank Securities Inc,
	Morgan Stanley,	Wells Fargo Securities LLC

	Co Manager:	HSBC Securities,
	JP Morgan Securities,	Mitsubishi UFJ Securities USA,
Scotia Capital USA Inc

(2) Names of Issuers: UNITED RENTALS NORTH AM 5.75%

(3) Title of Securities: URI 5.75%

(4) Cusip: 911365BB9

(5) Date of First Offering: 3/12/2014

(6) Amount of Total Offering: 850,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/12/2014

(11) Portfolio Assets on Trade Date: $677,061,935

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 245,000 bonds @ $100 = $245,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.036%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Credit Suisse Securities USA L,	Deutsche Bank Securities Inc,
	Morgan Stanley,	Wells Fargo Securities LLC

	Co Manager:	HSBC Securities,
	JP Morgan Securities,	Mitsubishi UFJ Securities USA,
Scotia Capital USA Inc

(2) Names of Issuers: UNITED RENTALS NORTH AM 6.125% (Add-on)

(3) Title of Securities: URI 6.125%

(4) Cusip: 911365AX2

(5) Date of First Offering: 10/25/2012 (Add-on: 3/12/14)

(6) Amount of Total Offering: 925,000,000

(7) Unit Price of Offering: 105.25

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/12/14

(11) Portfolio Assets on Trade Date: $677,061,935

(12) Price Paid per Unit: 105.25

(13) Total Price Paid by Portfolio: 245,000 bonds @ $105.25 = $257,862.50

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $105.25 = $1,052,500

(15) % of Portfolio Assets Applied to Purchase
0.038%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	JP Morgan Securities,
	Morgan Stanley,	Wells Fargo Securities LLC

(2) Names of Issuers: KINDRED HEALTHCARE INC 6.375%

(3) Title of Securities: KND 6.375%

(4) Cusip: 494580AC7

(5) Date of First Offering: 3/26/2014

(6) Amount of Total Offering: 500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/26/2014

(11) Portfolio Assets on Trade Date: $681,287,416

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

1

(15) % of Portfolio Assets Applied to Purchase 0.041%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	JP Morgan Securities,
RBC Capital Markets

	Co Manager:	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	Wells Fargo Securities LLC

(2) Names of Issuers: CALUMET SPECIALTY PROD 6.5%

(3) Title of Securities: CLMT 6.5%

(4) Cusip: 131477AM3

(5) Date of First Offering: 3/26/2014

(6) Amount of Total Offering: 900,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/26/2014

(11) Portfolio Assets on Trade Date: $681,287,416

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 280,000 bonds @ $100 = $280,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.041%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citi,
	Credit Suisse,	Deutsche Bank AG,
	Goldman Sachs & Co,	HSBC Bank PLC,
	JP Morgan,	Morgan Stanley,
	RBC Capital Markets,	Wells Fargo
Suter CBO 98

(2) Names of Issuers: NIELSEN FINANCE LLC/CO 5%

(3) Title of Securities: NLSN 5%

(4) Cusip: 65409QBB7

(5) Date of First Offering: 3/28/2014

(6) Amount of Total Offering: 750,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.375%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 3/28/2014

(11) Portfolio Assets on Trade Date: $681,258,849

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 600,000 bonds @ $100 = $600,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,00,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.088%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers

(2) Names of Issuers: Berkshire Hathaway Finance Corporation

(3) Title of Securities: BRK 2 08/15/18, C#084664BY6

(4) Date of First Offering: 01/06/14

(5) Amount of Total Offering: $100,000,000

(6) Unit Price of Offering: $100.231

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8) Years of Issuer's Operations: 175 years

(9) Trade Date: 01/06/14

(10) Portfolio Assets on Trade Date: $537,342,155.64

(11) Price Paid per Unit: $100.231

(12) Total Price Paid by Portfolio:
503,000 bonds @ $100.231 = $508,213.87

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100.231 = $15,155,483.33

(14) % of Portfolio Assets Applied to Purchase
0.095%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
175 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Sole Lead Managers-Books
JP Morgan Securities

Co-Managers
	Banca IMI	MFR Securities
	BMO Capital Markets	Mischler Financial Group
	CIBC World Markets	PNC Capital Markets
	Commerz Markets	RB International Markets
	Drexel Hamilton	RBC Capital Markets
	Erste Bank	Scotia Capital USA
	Fifth Third Bank	Standard Chartered Bank
	KeyBanc Capital Markets	TD Securities
	Lloyds Securities	UniCredit Capital Markets
	Loop Capital Markets	Wells Fargo Securities

(2) Names of Issuers: JPMorgan Chase & Co.

(3) Title of Securities: JPM 4.85 02/01/44, C#46625HJU5

(4) Date of First Offering: 01/21/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.827

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 14 years

(9) Trade Date: 01/21/14

(10) Portfolio Assets on Trade Date: $539,543,846.61

(11) Price Paid per Unit: $99.827

1

(12) Total Price Paid by Portfolio:
405,000 bonds @ $99.827 = $404,299.35

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.827 = $11,979,240.00

(14) % of Portfolio Assets Applied to Purchase
0.075%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
14 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Citigroup	Mitsubishi UFJ Securities
	Barclays	Mizuho Securities
	Credit Suisse	RBC Capital Markets
	Deutsche Bank Securities	SunTrust Robinson Humphrey

Co-Managers
	DNB Markets	BofA Merrill Lynch
	RBS	SMBC Nikko
	Scotiabank	UBS Investment Bank
	US Bancorp	Wells Fargo Securities
BBVA

(2) Names of Issuers: Enterprise Products Operating LLC

(3) Title of Securities: EPD 5.1 02/15/45, C#29379VBC6

(4) Date of First Offering: 02/05/14

(5) Amount of Total Offering: $1,150,000,000

(6) Unit Price of Offering: $99.845

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 46 years

(9) Trade Date: 02/05/14

(10) Portfolio Assets on Trade Date: $ 540,551,455.81

(11) Price Paid per Unit: $99.845

(12) Total Price Paid by Portfolio:
475,000 bonds @ $99.845 = $474,263.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.845 = $21,965,900.00

(14) % of Portfolio Assets Applied to Purchase
0.088%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
46 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	J.P Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas	Mizuho Securities
	CIBC	RBC Capital Markets
Fifth Third Securities

(2) Names of Issuers: World Financial Network Credit Card Master Note Trust

(3) Title of Securities: WFNMT 2014-A A, C#981464EC0

(4) Date of First Offering: 02/12/14

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $100

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer's Operations: 17 years

(9) Trade Date: 02/12/14

(10) Portfolio Assets on Trade Date: $539,838,271.59

(11) Price Paid per Unit: $100

(12) Total Price Paid by Portfolio:
1,031,000 bonds @ $100 = $1,031,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100 = $30,000,000.00

(14) % of Portfolio Assets Applied to Purchase
0.191%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
17 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Sole Lead Managers-Books
Barclays

Co-Managers
	BB&T Capital Markets	Scotiabank
	BMO Capital Markets	SMBC Nikko
	Capital One Securities	Standard Chartered Bank
	CIBC World Markets	TD Securities
	HSBC	US Bancorp
	Morgan Stanley	Wells Fargo Securities
Nab Securities

(2) Names of Issuers: Barclays Bank PLC

(3) Title of Securities: BACR 2.5 02/20/19, C#06739FHT1

(4) Date of First Offering: 02/12/14

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.995

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8) Years of Issuer's Operations: 324 years

(9) Trade Date: 02/12/14

(10) Portfolio Assets on Trade Date: $539,838,271.59

(11) Price Paid per Unit: $99.995

(12) Total Price Paid by Portfolio:
1,185,000 bonds @ $99.995 = $1,184,940.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.995 = $34,998,250.00

(14) % of Portfolio Assets Applied to Purchase
0.219%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
324 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BNP Paribas	RBC Capital Markets
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Barclays	US Bancorp
	Credit Suisse	DNB Markets
	Deutsche Bank Securities	PNC Capital Markets
	Goldman, Sachs & Co.	TD Securities
	J.P. Morgan	The Williams Capital Group
	Lloyds Securities	Jefferies
	Mitsubishi JFJ Securities	Drexel Hamilton
	Mizuho Securities	Lebenthal Capital Markets
	RBS	Loop Capital Markets
	SMBC Nikko	MFR Securities
	SunTrust Robinson Humphrey	Mischler Financial Group
	UBS Investment Bank	Ramirez & Co.
Santander

(2) Names of Issuers: Comcast Corporation

(3) Title of Securities: CMCSA 4.75 03/01/44, C#20030NBK6

(4) Date of First Offering: 02/19/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.114

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8) Years of Issuer's Operations: 51 years

(9) Trade Date: 02/19/14

1

(10) Portfolio Assets on Trade Date: $541,706,481.55

(11) Price Paid per Unit: $99.114

(12) Total Price Paid by Portfolio:
640,000 bonds @ $99.114 = $634,329.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.114 = $21,805,080.00

(14) % of Portfolio Assets Applied to Purchase
0.117%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
51 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BNP Paribas	RBC Capital Markets
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	Barclays	US Bancorp
	Credit Suisse	DNB Markets
	Deutsche Bank Securities	PNC Capital Markets
	Goldman, Sachs & Co.	TD Securities
	J.P. Morgan	The Williams Capital Group
	Lloyds Securities	Jefferies
	Mitsubishi JFJ Securities	Drexel Hamilton
	Mizuho Securities	Lebenthal Capital Markets
	RBS	Loop Capital Markets
	SMBC Nikko	MFR Securities
	SunTrust Robinson Humphrey	Mischler Financial Group
	UBS Investment Bank	Ramirez & Co.
Santander

(2) Names of Issuers: Comcast Corporation

(3) Title of Securities: CMCSA 3.6 03/01/24, C#20030NBJ9

(4) Date of First Offering: 02/19/14

(5) Amount of Total Offering: $1,200,000,000

(6) Unit Price of Offering: $99.426

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer's Operations: 51 years

(9) Trade Date: 02/19/14

1

(10) Portfolio Assets on Trade Date: $541,706,481.55

(11) Price Paid per Unit: $99.426

(12) Total Price Paid by Portfolio:
845,000 bonds @ $99.426 = $840,149.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
39,000,000 bonds @ $99.426 = $38,776,140.00

(14) % of Portfolio Assets Applied to Purchase
0.155%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
51 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Deutsche Bank Securities	DNB Markets
	RBS	Mitsubishi UFJ Securities
	UBS Investment Bank	Scotiabank
	Barclays	Wells Fargo Securities

Co-Managers
	BBVA	Natixis
	Credit Agricole CIB	Suntrust Robinson Humphrey
Mizuho Securities

(2) Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3) Title of Securities: KMP 5.5 03/01/44, C#494550BU9

(4) Date of First Offering: 02/19/14

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.214

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8) Years of Issuer's Operations: 17 years

(9) Trade Date: 02/19/14

(10) Portfolio Assets on Trade Date: $541,706,481.55

(11) Price Paid per Unit: $99.214

(12) Total Price Paid by Portfolio:
315,000 bonds @ $99.214 = $312,524.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.214 = $12,897,820.00

(14) % of Portfolio Assets Applied to Purchase
0.058%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
17 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Deutsche Bank Securities	DNB Markets
	RBS	Mitsubishi UFJ Securities
	UBS Investment Bank	Scotiabank
	Barclays	Wells Fargo Securities

Co-Managers
	BBVA	Natixis
	Credit Agricole CIB	Suntrust Robinson Humphrey
Mizuho Securities

(2) Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3) Title of Securities: KMP 3.5 03/01/21, C#494550BT2

(4) Date of First Offering: 02/19/14

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.494

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8) Years of Issuer's Operations: 17 years

(9) Trade Date: 02/19/14

(10) Portfolio Assets on Trade Date: $541,706,481.55

(11) Price Paid per Unit: $99.494

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.494 = $676,559.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.494 = $19,898,800.00

(14) % of Portfolio Assets Applied to Purchase
0.125%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
17 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Morgan Stanley
Goldman, Sachs & Co.

Co-Managers
	BNP Paribas	HSBC Securities
	Credit Suisse	J.P. Morgan Securities
	Barclays	RBS Securities
	Citigroup	UBS Securities
	Deutsche Bank	Wells Fargo Securities

(2) Names of Issuers: Google Inc.

(3) Title of Securities: GOOG 3.375 02/25/24, C#38259PAD4

(4) Date of First Offering: 02/20/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.983

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer's Operations: 16 years

(9) Trade Date: 02/20/14

(10) Portfolio Assets on Trade Date: $541,489,378.24

(11) Price Paid per Unit: $99.983

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.983 = $679,884.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.983 = $19,996,600.00

(14) % of Portfolio Assets Applied to Purchase
0.126%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
16 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Citigroup
	Barclays	HSBC
	Deutsche Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BB&T Capital Markets	Goldman, Sachs & Co.
	BNP Paribas	Morgan Stanley
	Credit Suisse	RBS

(2) Names of Issuers: Cisco Systems

(3) Title of Securities: CSCO 3.625 03/04/24, C# 17275RAN2

(4) Date of First Offering: 02/24/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.925

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 02/24/14

(10) Portfolio Assets on Trade Date: $ 542,261,513.20

(11) Price Paid per Unit: $99.925

(12) Total Price Paid by Portfolio:
1,315,000 bonds @ $99.925 = $1,314,013.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.925 = $39,970,000.00

(14) % of Portfolio Assets Applied to Purchase
0.242%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Citigroup
	Barclays	HSBC
	Deutsche Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BB&T Capital Markets	Goldman, Sachs & Co.
	BNP Paribas	Morgan Stanley
	Credit Suisse	RBS

(2) Names of Issuers: Cisco Systems

(3) Title of Securities: CSCO 2.125 03/01/19, C#17275RAR3

(4) Date of First Offering: 02/24/14

(5) Amount of Total Offering: $1,750,000,000

(6) Unit Price of Offering: $99.929

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 02/24/14

(10) Portfolio Assets on Trade Date: $ 542,261,513.20

(11) Price Paid per Unit: $99.929

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.929 = $679,517.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,700,000 bonds @ $99.929 = $42,669,683.00

(14) % of Portfolio Assets Applied to Purchase
0.125%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Citigroup
	Barclays	HSBC
	Deutsche Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BB&T Capital Markets	Goldman, Sachs & Co.
	BNP Paribas	Morgan Stanley
	Credit Suisse	RBS

(2) Names of Issuers: Cisco Systems

(3) Title of Securities: CSCO 2.9 03/04/21, C#17275RAP7

(4) Date of First Offering: 02/24/14

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.818

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 02/24/14

(10) Portfolio Assets on Trade Date: $542,261,513.20

(11) Price Paid per Unit: $99.818

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.818 = $339,381.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.818 = $19,963,600.00

(14) % of Portfolio Assets Applied to Purchase
0.063%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Wells Fargo Securities	Mitsubishi UFJ Securities
	Barclays	U.S. Bancorp

Co-Managers
	Citigroup	PNC Capital Markets LLC
	J.P. Morgan	RBC Capital Markets
	Morgan Stanley	SunTrust Robinson Humphrey

(2) Names of Issuers: Magellan Midstream Partners, L.P.

(3) Title of Securities: MMP 5.15 10/15/43, C#559080AG1

(4) Date of First Offering: 02/25/14

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $103.085

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 14 years

(9) Trade Date: 02/25/14

(10) Portfolio Assets on Trade Date: $544,345,109.12

(11) Price Paid per Unit: $103.085

(12) Total Price Paid by Portfolio:
500,000 bonds @ $103.085 = $525,725.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $103.085 = $15,771,750.00

(14) % of Portfolio Assets Applied to Purchase
0.097%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
14 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Barclays	Credit Suisse
	Citigroup	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley

Co-Managers
	BofA Merrill Lynch	Scotiabank
	HSBC	Wells Fargo Securities
Mizuho Securities

(2) Names of Issuers: LYB International Finance B.V.

(3) Title of Securities: LYB 4.875 03/15/44, C#50247VAC3

(4) Date of First Offering: 02/25/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $98.831

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 7 years

(9) Trade Date: 02/25/14

(10) Portfolio Assets on Trade Date: $544,345,109.12

(11) Price Paid per Unit: $98.831

(12) Total Price Paid by Portfolio:
385,000 bonds @ $98.831 = $380,499.35

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $98.831= $16,801,270.00

(14) % of Portfolio Assets Applied to Purchase
0.070%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	Deutsche Bank Securities	Credit Suisse
	RBC Capital Markets	Wells Fargo Securities

Co-Managers
	DNB Markets	SMBC Nikko
	Mizuho Securities	TD Securities
	US Bancorp	BOSC
	BBVA	Raymond James

(2) Names of Issuers: Williams Partners L.P.

(3) Title of Securities: WPZ 5.4 03/04/44, C#96950FAN4

(4) Date of First Offering: 02/27/14

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.676

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 9 years

(9) Trade Date: 02/27/14

(10) Portfolio Assets on Trade Date: $546,119,296.56

(11) Price Paid per Unit: $99.676

(12) Total Price Paid by Portfolio:
320,000 bonds @ $99.676 = $318,963.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.676= $10,964,360.00

(14) % of Portfolio Assets Applied to Purchase
0.058%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	Deutsche Bank Securities	Credit Suisse
	RBC Capital Markets	Wells Fargo Securities

Co-Managers
	DNB Markets	SMBC Nikko
	Mizuho Securities	TD Securities
	US Bancorp	BOSC
	BBVA	Raymond James

(2) Names of Issuers: Williams Partners L.P.

(3) Title of Securities: WPZ 4.3 03/04/24, C#96950FAM6

(4) Date of First Offering: 02/27/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.791

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 9 years

(9) Trade Date: 02/27/14

(10) Portfolio Assets on Trade Date: $546,119,296.56

(11) Price Paid per Unit: $99.791

(12) Total Price Paid by Portfolio:
510,000 bonds @ $99.791 = $508,934.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.791= $17,962,380.00

(14) % of Portfolio Assets Applied to Purchase
0.093%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Barclays	Scotiabank
	BofA Merrill Lynch	Wells Fargo Securitites
Morgan Stanley

Co-Managers
	US Bancorp	Ramirez & Co., Inc.
Loop Capital Markets

(2) Names of Issuers: Consolidated Edison Company of New York, Inc.

(3) Title of Securities: ED 4.45 03/15/44, C#209111FD0

(4) Date of First Offering: 03/03/14

(5) Amount of Total Offering: $850,000,000

(6) Unit Price of Offering: $99.916

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 191 years

(9) Trade Date: 03/03/14

(10) Portfolio Assets on Trade Date: $547,213,931.20

(11) Price Paid per Unit: $99.916

(12) Total Price Paid by Portfolio:
485,000 bonds @ $99.916 = $484,592.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.916 = $14,987,400.00

1

(14) % of Portfolio Assets Applied to Purchase
0.089%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
191 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	J.P. Morgan	Wells Fargo Securities
Morgan Stanley

Co-Managers
	PNC Capital Markets	The Williams Capital Group, L.P.

(2) Names of Issuers: Burlington Northern Santa Fe, LLC

(3) Title of Securities: BNSF 4.9 04/01/44, C#12189LAS0

(4) Date of First Offering: 03/04/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.792

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 19 years

(9) Trade Date: 03/04/14

(10) Portfolio Assets on Trade Date: $545,561,255.51

(11) Price Paid per Unit: $99.792

(12) Total Price Paid by Portfolio:
320,000 bonds @ $99.792 = $319,334.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.792 = $11,975,040.00

(14) % of Portfolio Assets Applied to Purchase 0.059%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
19 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Barclays	RBC Capital Markets
	HSBC	SMBC Nikko
	Mitsubishi UFJ Securities	US Bancorp
	Mizuho Securities	Morgan Stanley

(2) Names of Issuers: Gilead Sciences, Inc.

(3) Title of Securities: GILD 4.8 04/01/44, C#375558AX1

(4) Date of First Offering: 03/04/14

(5) Amount of Total Offering: $1,750,000,000

(6) Unit Price of Offering: $99.806

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 27 years

(9) Trade Date: 03/04/14

(10) Portfolio Assets on Trade Date: $545,561,255.51

(11) Price Paid per Unit: $99.806

(12) Total Price Paid by Portfolio:
315,000 bonds @ $99.806 = $314,388.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.806 = $26,947,620.00

(14) % of Portfolio Assets Applied to Purchase
0.058%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
27 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	J.P. Morgan	Wells Fargo Securities
Morgan Stanley

Co-Managers
	PNC Capital Markets	The Williams Capital Group, L.P.

(2) Names of Issuers: Burlington Northern Santa Fe, LLC

(3) Title of Securities: BNSF 3.75 04/01/24, C#12189LAR2

(4) Date of First Offering: 03/04/14

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.673

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer's Operations: 19 years

(9) Trade Date: 03/04/14

(10) Portfolio Assets on Trade Date: $545,561,255.51

(11) Price Paid per Unit: $99.673

(12) Total Price Paid by Portfolio:
200,000 bonds @ $99.673 = $199,346.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $99.673 = $7,973,840.00

(14) % of Portfolio Assets Applied to Purchase 0.037%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
19 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	Barclays	RBC Capital Markets
	HSBC	SMBC Nikko
	Mitsubishi UFJ Securities	US Bancorp
	Mizuho Securities	Morgan Stanley

(2) Names of Issuers: Gilead Sciences, Inc.

(3) Title of Securities: GILD 3.7 04/01/24, C#375558AW3

(4) Date of First Offering: 03/04/14

(5) Amount of Total Offering: $1,750,000,000

(6) Unit Price of Offering: $99.839

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer's Operations: 27 years

(9) Trade Date: 03/04/14

(10) Portfolio Assets on Trade Date: $545,561,255.51

(11) Price Paid per Unit: $99.839

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.839 = $678,905.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
53,000,000 bonds @ $99.839 = $52,914,670.00

(14) % of Portfolio Assets Applied to Purchase
0.124%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
27 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
Citigroup

Co-Managers
	Deutsche Bank Securities	Mischler Financial Group
	Goldman, Sachs & Co.	nabSecurities
	HSBC	National Bank of Canada Financial
	Wells Fargo Securities	Natixis Securities Americas
	Banca IMI	RBC Capital Markets
	Blaylock Robert Van	Santander Investment Securities
	Capital One Securities	Scotia Capital (USA)
	CastleOak Securities	Skandinaviska Enskilda Banken AB
	CIBC World Markets Corp.	SMBC Nikko Securities Americas
	Fifth Third Securities	Standard Chartered Bank
	Lebenthal & Co.	TD Securities
	MFR Securities	The Williams Capital Group

(2) Names of Issuers: Citigroup Inc.

(3) Title of Securities: C 1.35 03/10/17, C#172967HK0

(4) Date of First Offering: 03/04/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.959

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8) Years of Issuer's Operations: 202 years

(9) Trade Date: 03/04/14

(10) Portfolio Assets on Trade Date: $545,561,255.51

1

(11) Price Paid per Unit: $99.959

(12) Total Price Paid by Portfolio:
1,700,000 bonds @ $99.959 = $1,699,303.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
58,000,000 bonds @ $99.959 = $57,976,220.00

(14) % of Portfolio Assets Applied to Purchase
0.311%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
202 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	BNP Paribas
	Credit Suisse	Scotiabank
	J.P. Morgan	UBS Investment Bank
	Morgan Stanley	Wells Fargo Securities
Barclays

Co-Managers
	BNY Mellon Capital Markets	Santander
	Lloyds Securities	SunTrust Robinson Humphrey
	CIBC	US Bancorp
	KeyBanc Capital Markets	The Williams Capital Group
PNC Capital Markets

(2) Names of Issuers: PPL Capital Funding, Inc.

(3) Title of Securities: PPL 5 03/15/44, C#69352PAJ2

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.876

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 94 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

(11) Price Paid per Unit: $99.876

(12) Total Price Paid by Portfolio: 395,000 bonds @ $99.876 = $394,510.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.876 = $11,985,120.00

(14) % of Portfolio Assets Applied to Purchase
0.072%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	BNP Paribas
	Credit Suisse	Scotiabank
	J.P. Morgan	UBS Investment Bank
	Morgan Stanley	Wells Fargo Securities
Barclays

Co-Managers
	BNY Mellon Capital Markets	Santander
	Lloyds Securities	SunTrust Robinson Humphrey
	CIBC	US Bancorp
	KeyBanc Capital Markets	The Williams Capital Group
PNC Capital Markets

(2) Names of Issuers: PPL Capital Funding, Inc.

(3) Title of Securities: PPL 3.95 03/15/24, C#69352PAK9

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.672

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 94 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

(11) Price Paid per Unit: $99.672

(12) Total Price Paid by Portfolio: 340,000 bonds @ $99.672 = $338,884.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.672 = $9,967,200.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
94 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Joint Lead Managers - No Books
	ABN Amro Securities	Lloyds Securities
	Banco Bilbao Vizcaya Argentaria	Natixis Securities Americas
	CIBC World Markets	UniCredit Capital Markets
	Commerz Markets	Wells Fargo Securities
Danske Markets

Co-Managers
	Citigroup	RB International Markets
	ING Bank	RBS Securities
	Mizuho Securities	SMBC Nikko Securities
	nabSecurities	SG Americas Securities
National Bank of Abu Dhabi

(2) Names of Issuers: HSBC Holdings

(3) Title of Securities: HSBC 4.25 03//14/24, C#404280AP4

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.340

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer's Operations: 23 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

1

(11) Price Paid per Unit: $99.340

(12) Total Price Paid by Portfolio:
805,000 bonds @ $99.340 = $799,687.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,000,000 bonds @ $99.340 = $47,683,200.00

(14) % of Portfolio Assets Applied to Purchase
0.147%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
23 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
HSBC Securities

JointLeadManagers - NoBooks
	ABN Amro Securities	Lloyds Securities
	Banco Bilbao Vizcaya Argentaria	Natixis Securities Americas
	CIBC World Markets	UniCredit Capital Markets
	Commerz Markets	Wells Fargo Securities
Danske Markets

Co-Managers
	Citigroup	RB International Markets
	ING Bank	RBS Securities
	Mizuho Securities	SMBC Nikko Securities
	nabSecurities	SG Americas Securities
National Bank of Abu Dhabi

(2) Names of Issuers: HSBC Holdings

(3) Title of Securities: HSBC 5.25 03/14/44, C#404280AQ2

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $98.912

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 23 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

1

(11) Price Paid per Unit: $98.912

(12) Total Price Paid by Portfolio:
675,000 bonds @ $98.912 = $667,656.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $98.912 = $34,619,200.00

(14) % of Portfolio Assets Applied to Purchase
0.122%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
23 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.

Co-Managers
	Mitsubishi UFJ Securities	Rabo Securities
	Scotiabank	HSBC
	Wells Fargo Securities	Lloyds Securities
	Fifth Third Securities	TD Securities
	PNC Capital Markets	US Bancorp

(2) Names of Issuers: McKesson Corporation

(3) Title of Securities: MCK 4.883 03/15/44, C#581557BC8

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $100.000

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 181 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

(11) Price Paid per Unit: $100.000

(12) Total Price Paid by Portfolio:
340,000 bonds @ $100.000 = $340,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $100.000 = $13,000,000.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
181 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.

Co-Managers
	Mitsubishi UFJ Securities	Rabo Securities
	Scotiabank	HSBC
	Wells Fargo Securities	Lloyds Securities
	Fifth Third Securities	TD Securities
	PNC Capital Markets	US Bancorp

(2) Names of Issuers: McKesson Corporation

(3) Title of Securities: MCK 2.284 03/15/19, C#581557BD6

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $1,100,000,000

(6) Unit Price of Offering: $100.000

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8) Years of Issuer's Operations: 181 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

(11) Price Paid per Unit: $100.000

(12) Total Price Paid by Portfolio:
1,405,000 bonds @ $100.000 = $1,405,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
43,000,000 bonds @ $100.000 = $43,000,000.00

(14) % of Portfolio Assets Applied to Purchase
0.257%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
181 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sachs & Co.

Co-Managers
	Mitsubishi UFJ Securities	Rabo Securities
	Scotiabank	HSBC
	Wells Fargo Securities	Lloyds Securities
	Fifth Third Securities	TD Securities
	PNC Capital Markets	US Bancorp

(2) Names of Issuers: McKesson Corporation

(3) Title of Securities: MCK 3.796 03/15/24, C#581557BE4

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $1,100,000,000

(6) Unit Price of Offering: $100.000

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 181 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

(11) Price Paid per Unit: $100.000

(12) Total Price Paid by Portfolio:
525,000 bonds @ $100.000 = $525,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $100.000 = $25,000,000.00

(14) % of Portfolio Assets Applied to Purchase
0.096%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
181 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Wells Fargo Securities
Goldman, Sachs & Co.

Co-Managers
	US Bancorp	Mischler Financial Group
	CastleOak Securities	Drexel Hamilton
The Williams Capital Group

(2) Names of Issuers: AT&T Inc.

(3) Title of Securities: T 3.9 03/11/24, C#00206RCE0

(4) Date of First Offering: 03/05/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.696

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8) Years of Issuer's Operations: 121 years

(9) Trade Date: 03/05/14

(10) Portfolio Assets on Trade Date: $545,764,225.99

(11) Price Paid per Unit: $99.696

(12) Total Price Paid by Portfolio:
1,020,000 bonds @ $99.696 = $1,016,899.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.696 = $29,908,800.00

1

(14) % of Portfolio Assets Applied to Purchase
0.186%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
121 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Morgan Stanley	Goldman, Sachs & Co.

Co-Managers
	BMO Capital Markets	CIBC
	US Bancorp	RBC Capital Markets
Wells Fargo Securities

(2) Names of Issuers: CF Industries

(3) Title of Securities: CF 5.15 03/15/34, C#12527GAF0

(4) Date of First Offering: 03/06/14

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.480

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 68 years

(9) Trade Date: 03/06/14

(10) Portfolio Assets on Trade Date: $545,237,506.82

(11) Price Paid per Unit: $99.480

(12) Total Price Paid by Portfolio:
210,000 bonds @ $99.48 = $208,908.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.480 = $6,963,600.00

1

(14) % of Portfolio Assets Applied to Purchase
0.038%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
68 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BNP Paribas	RBC Capital Markets
Mitsubishi UFJ Securities

Co-Managers
	Scotiabank	Deutsche Bank Securities
	BNY Mellon Capital Markets	KeyBanc Capital Markets
	RBS	Lloyds Securities
	US Bancorp	Mizuho Securities
	Wells Fargo Securities	SMBC Nikko
CIBC

(2) Names of Issuers: PacifiCorp

(3) Title of Securities: MIDAM 3.6 04/01/24, C#695114CR7

(4) Date of First Offering: 03/10/14

(5) Amount of Total Offering: $425,000,000

(6) Unit Price of Offering: $99.94

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.620%).

(8) Years of Issuer's Operations: 104 years

(9) Trade Date: 03/10/14

(10) Portfolio Assets on Trade Date: $544,603,559.47

(11) Price Paid per Unit: $99.94

(12) Total Price Paid by Portfolio:
855,000 bonds @ $99.94 = $854,487.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.94 = $24,985,000.00

(14) % of Portfolio Assets Applied to Purchase
0.157%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
104 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4)
the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	RBS	J.P. Morgan
	SunTrust Robinson Humphrey	RBC Capital Markets
	US Bancorp	Wells Fargo Securities

Co-Managers
	BBVA	DNB Markets
	Credit Suisse	Mitsubishi UFJ Securities
	Deutsche Bank Securities	Scotiabank

(2) Names of Issuers: DCP Midstream Operating, LP

(3) Title of Securities: DPM 5.6 04/01/44, C#23311VAF4

(4) Date of First Offering: 03/10/14

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.006

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 9 years

(9) Trade Date: 03/10/14

(10) Portfolio Assets on Trade Date: $544,603,559.47

(11) Price Paid per Unit: $99.006

(12) Total Price Paid by Portfolio:
740,000 bonds @ $99.006 = $732,644.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.006 = $21,781,320.00

(14) % of Portfolio Assets Applied to Purchase
0.135%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	RBS	J.P. Morgan
	SunTrust Robinson Humphrey	RBC Capital Markets
	US Bancorp	Wells Fargo Securities

Co-Managers
	BBVA	DNB Markets
	Credit Suisse	Mitsubishi UFJ Securities
	Deutsche Bank Securities	Scotiabank

(2) Names of Issuers: DCP Midstream Operating, LP

(3) Title of Securities: DPM 2.7 04/01/19, C#23311VAE7

(4) Date of First Offering: 03/10/14

(5) Amount of Total Offering: $325,000,000

(6) Unit Price of Offering: $99.410

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer's Operations: 9 years

(9) Trade Date: 03/10/14

(10) Portfolio Assets on Trade Date: $544,603,559.47

(11) Price Paid per Unit: $99.410

(12) Total Price Paid by Portfolio:
580,000 bonds @ $99.410 = $576,578.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.410 = $19,882,000

(14) % of Portfolio Assets Applied to Purchase
0.106%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
9 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Citigroup	Wells Fargo Securities
	Mitsubishi UFJ Securities	Goldman, Sachs & Company
	RBC Capital Markets	UBS Investment Bank

Co-Managers
	Barclays	Mischler Financial Group
	BofA Merrill Lynch	PNC Capital Markets
	J.P. Morgan	Ramirez & Co.
	Morgan Stanley	SMBC Nikko
	BNY Melon Capital Markets	The Williams Capital Group
	C.L. King & Associates	US Bancorp

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 3.45 03/15/21, C#92343VCC6

(4) Date of First Offering: 03/10/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.982

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 03/10/14

(10) Portfolio Assets on Trade Date: $544,603,559.47

(11) Price Paid per Unit: $99.982

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.982 = $679,877.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.982 = $19,996,400.00

(14) % of Portfolio Assets Applied to Purchase
0.125%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Citigroup	Wells Fargo Securities
	Mitsubishi UFJ Securities	Goldman, Sachs & Company
	RBC Capital Markets	UBS Investment Bank

Co-Managers
	Barclays	Mischler Financial Group
	BofA Merrill Lynch	PNC Capital Markets
	J.P. Morgan	Ramirez & Co.
	Morgan Stanley	SMBC Nikko
	BNY Melon Capital Markets	The Williams Capital Group
	C.L. King & Associates	US Bancorp

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 2.55 06/17/19, C#92343VCB8

(4) Date of First Offering: 03/10/14

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.88

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 03/10/14

(10) Portfolio Assets on Trade Date: $544,603,559.47

(11) Price Paid per Unit: $99.88

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.88= $339,592.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.88 = $12,984,400.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Citigroup	Wells Fargo Securities
	Mitsubishi UFJ Securities	Goldman, Sachs & Company
	RBC Capital Markets	UBS Investment Bank

Co-Managers
	Barclays	Mischler Financial Group
	BofA Merrill Lynch	PNC Capital Markets
	J.P. Morgan	Ramirez & Co.
	Morgan Stanley	SMBC Nikko
	BNY Melon Capital Markets	The Williams Capital Group
	C.L. King & Associates	US Bancorp

(2) Names of Issuers: Verizon Communications Inc.

(3) Title of Securities: VZ 5.05 03/15/34, C#92343VBZ6

(4) Date of First Offering: 03/10/14

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.925

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 03/10/14

(10) Portfolio Assets on Trade Date: $544,603,559.47

(11) Price Paid per Unit: $99.925

(12) Total Price Paid by Portfolio:
440,000 bonds @ $99.925 = $439,670.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.925 = $14,988,750.00

(14) % of Portfolio Assets Applied to Purchase
0.081%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	J.P. Morgan	Citigroup
	RBS	Goldman, Sachs & Co.
Wells Fargo Securities

Co-Managers
	Mischler Financial Group	Ramirez & Co., Inc.

(2) Names of Issuers: Potomac Electric Power Company

(3) Title of Securities: POM 3.6 03/15/24, C#737679DG2

(4) Date of First Offering: 03/11/14

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.867

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer's Operations: 118 years

(9) Trade Date: 03/11/14

(10) Portfolio Assets on Trade Date: $545,604,614.23

(11) Price Paid per Unit: $99.867

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.867 = $339,547.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.867 = $9,986,700.00

1

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
118 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Credit Suisse
	Deutsche Bank Securities	Wells Fargo Securities
	Mitsubishi UFJ Securities	SunTrust Robinson Humphrey

Co-Managers
	Barclays	PNC Capital Markets
	Comerica Securities	RBC Capital Markets
	J.P. Morgan	US Bancorp
	Mizuho Securities	UBS Investment Bank

(2) Names of Issuers: CenterPoint Energy Houston Electric

(3) Title of Securities: CNP 4.5 04/01/44, C#15189XAN8

(4) Date of First Offering: 03/12/14

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $98.925

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 132 years

(9) Trade Date: 03/12/14

(10) Portfolio Assets on Trade Date: $546,361,547.85

(11) Price Paid per Unit: $98.925

(12) Total Price Paid by Portfolio:
310,000 bonds @ $98.925 = $306,667.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $98.925 = $9,892,500.00

(14) % of Portfolio Assets Applied to Purchase
0.056%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
132 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	J.P. Morgan
	RBS	Morgan Stanley
Wells Fargo Securities

Co-Managers
	Credit Agricole CIB	BofA Merrill Lynch
	Mitsubishi UFJ Securities	Fifth Third Securities

(2) Names of Issuers: Quest Diagnostics Inc.

(3) Title of Securities: DGX 4.25 04/01/24, C#74834LAV2

(4) Date of First Offering: 03/12/14

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.554

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 47 years

(9) Trade Date: 03/12/14

(10) Portfolio Assets on Trade Date: $ 546,361,547.85

(11) Price Paid per Unit: $99.554

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.554 = $676,967.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.554 = $19,910,800.00

1

(14) % of Portfolio Assets Applied to Purchase
0.124%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
47 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	BBVA	RBC Capital Markets
	BMO Capital Markets	RBS Securities Corporation
	Citigroup	U.S. Bancorp
	Commercia Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Barclays	Fifth Third Securities
	Credit Suisse	Huntington Investment Co.
	Deutsche Bank Securities	Raymond James
	Goldman, Sachs & Co.	Regions Securities
	Morgan Stanley	Scotiabank
	PNC Capital Markets	SMBC Nikko
	UBS	Suntrust Robinson
	Credit Agricole	Humphrey
CIB

(2) Names of Issuers: EnLink Midstream Partners

(3) Title of Securities: ENLK 4.4 04/01/24, C#29336UAB3

(4) Date of First Offering: 03/12/14

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $99.83

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer's Operations: 12 years

(9) Trade Date: 03/12/14

1

(10) Portfolio Assets on Trade Date: $546,361,547.85

(11) Price Paid per Unit: $99.83

(12) Total Price Paid by Portfolio:
310,000 bonds @ $99.83 = $309,473.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.83 = $9,983,000.00

(14) % of Portfolio Assets Applied to Purchase
0.057%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
12 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
	BBVA	RBC Capital Markets
	BMO Capital Markets	RBS Securities Corporation
	Citigroup	U.S. Bancorp
	Commercia Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Barclays	Fifth Third Securities
	Credit Suisse	Huntington Investment Co.
	Deutsche Bank Securities	Raymond James
	Goldman, Sachs & Co.	Regions Securities
	Morgan Stanley	Scotiabank
	PNC Capital Markets	SMBC Nikko
	UBS	Suntrust Robinson
	Credit Agricole	Humphrey
CIB

(2) Names of Issuers: EnLink Midstream Partners

(3) Title of Securities: ENLK 2.7 04/01/19, C#29336UAA5

(4) Date of First Offering: 03/12/14

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.85

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer's Operations: 12 years

(9) Trade Date: 03/12/14

1

(10) Portfolio Assets on Trade Date: $ 546,361,547.85

(11) Price Paid per Unit: $99.85

(12) Total Price Paid by Portfolio:
340,000 bonds @ $99.85 = $339,490.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.85 = $24,962,500.00

(14) % of Portfolio Assets Applied to Purchase
0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
12 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Barclays	Goldman, Sachs & Co.
	Citigroup	UBS Investment Bank

Co-Managers
	BBVA	Mizuho Securities
	BofA Merrill Lynch	Morgan Stanley
	Credit Agricole CIB	RBC Capital Markets
	Credit Suisse	RBS
	Deutsche Bank Securities	Santander
	J.P. Morgan	SMBC Nikko
	Lloyds Securities	US Bancorp
	Mitsubishi UFJ Securities	Wells Fargo Securities

(2) Names of Issuers: DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.

(3) Title of Securities: DTV 4.45 04/01/24, C#25459HBL8

(4) Date of First Offering: 03/17/14

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.63

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer's Operations: 24 years

(9) Trade Date: 03/17/14

(10) Portfolio Assets on Trade Date: $546,647,029.61

(11) Price Paid per Unit: $99.63

(12) Total Price Paid by Portfolio: 1,160,000 bonds @ $99.63 = $1,155,708.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.63 = $34,870,500.00

(14) % of Portfolio Assets Applied to Purchase
0.211%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
24 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Citigroup	Barclays
	BofA Merrill Lynch	Deutsche Bank Securities
	Goldman, Sachs & Co.	Lloyds Securities
	US Bancorp	RBS

Co-Managers
	BMO Capital Markets	Drexel Hamilton
	Mitsubishi UFJ Securities	Guzman & Company
	Morgan Stanley	Kota Global Securities
	PNC Capital Markets	Lebenthal Capital Markets
	Wells Fargo Securities	Mischler Financial Group
	Apto Partners	Siebert Capital Markets
	CastleOak Securities	The Williams Capital Group
C.L. King & Associates

(2) Names of Issuers: MasterCard Incorporated

(3) Title of Securities: MA 3.375 04/01/24, CA, C#57636QAB0

(4) Date of First Offering: 03/26/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.571

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.525%).

(8) Years of Issuer's Operations: 35 years

(9) Trade Date: 03/26/14

(10) Portfolio Assets on Trade Date: $548,507,987.65

1

(11) Price Paid per Unit: $99.571

(12) Total Price Paid by Portfolio:
850,000 bonds @ $99.571 = $846,353.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
39,000,000 bonds @ $99.571 = $38,832,690.00

(14) % of Portfolio Assets Applied to Purchase
0.154%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
35 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	Credit Agricole Securities USA,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
	Mitsubishi UFJ Securities USA,	Morgan Stanley & Co Inc,
	RBC Capital Markets,	RBS Securities Inc,
	SunTrust Robinson Humphrey,	TD Securities USA LLC

	Co Manager:	BBVA Securities Inc,
	PNC Capital Markets,	SMBC Nikko Securities America,
Wells Fargo Securities LLC

(2) Names of Issuers: CROWN CASTLE INTL CORP 4.875%

(3) Title of Securities: CCI 4.875%

(4) Cusip: 228227BE3

(5) Date of First Offering: 4/1/2014

(6) Amount of Total Offering: 850,000,000

(7) Unit Price of Offering: 99.5

(8) Underwriting Spread or Commission: 0.75%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/1/2014

(11) Portfolio Assets on Trade Date: $680,979,851

(12) Price Paid per Unit: 99.5

(13) Total Price Paid by Portfolio: 2,305,000 bonds @ $99.5 = $2,293,475

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.5 = $13,930,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.337%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Credit Agricole Securities USA,	Deutsche Bank Securities Inc,
	JP Morgan Securities,	Mitsubishi UFJ Securities USA,
Morgan Stanley & Co Inc

	Co Manager:	Barclays Capital,
	Credit Suisse Securities USA L,	Goldman Sachs & Co,
	Jefferies & Co,	Merrill Lynch Pierce Fenner &,
	RBS Securities Inc,	Wells Fargo Securities LLC,
	BBVA Securities Inc,	BNP Paribas Securities Corp,
	Comerica Securities,	DNB Nor Markets Inc,
	Macquarie Capital USA Inc,	Mizuho Securities USA Inc,
	Natixis Securities North Ameri,	Nomura Securities Internationa,
	PNC Capital Markets,	Santander Investment Securitie,
	Scotia Capital USA Inc,	SMBC Nikko Securities America,
	SunTrust Robinson Humphrey,	TD Securities USA LLC,
UBS Securities LLC

(2) Names of Issuers: CHESAPEAKE ENERGY CORP 4.875%

(3) Title of Securities: CHK 4.875%

(4) Cusip: 165167CN5

(5) Date of First Offering: 4/10/2014

(6) Amount of Total Offering: 1,500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.0%

1

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/10/2014

(11) Portfolio Assets on Trade Date: $682,283,554

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,805,000 bonds @ $100 = $1,805,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 3,000,000 bonds @ $100 = $3,000,000

(15) % of Portfolio Assets Applied to Purchase 0.265%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18) Years of Continuous Operation (unless municipal security, see below) >3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Goldman Sachs & Co

	Co Manager:	Credit Agricole Securities USA,
Wells Fargo Securities LLC

(2) Names of Issuers: MCDERMOTT INTERNATIONAL 8%

(3) Title of Securities: MDR 8%

(4) Cusip: 580037AB5

(5) Date of First Offering: 4/10/2014

(6) Amount of Total Offering: 500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2.0%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/10/2014

(11) Portfolio Assets on Trade Date: $682,316,012

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 305,000 bonds @ $100 = $305,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase 0.0447%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(18) Years of Continuous Operation (unless municipal security, see below) >3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Agricole Securities
	USA Inc,	Goldman Sachs & Co,
	RBC Dominion Securities,	Scotia Capital Inc,
	UBS Securities LLC,	Union Bank of California

	Co Manager:	Bank of America Merrill Lynch,
	Citi,	Wells Fargo Securities LLC,
	Apollo Global Securities LLC,	Barclays Capital, Credit Suisse,
Huntington Capital Corp

(2) Names of Issuers: ATHLON HLDS 6%

(3) Title of Securities: ATHL 6%

(4) Cusip: 047478AC6

(5) Date of First Offering: 4/16/2014

(6) Amount of Total Offering: 650,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/16/2014

(11) Portfolio Assets on Trade Date: $681,953,667

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 820,000 bonds @ $100 = $820,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.12%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	Goldman Sachs & Co,
	RBC Capital Markets,	Wells Fargo Securities LLC

	Co Manager:	BMO Capital Markets Corp,
	Comerica Securities,	Fifth Third Securities Inc

(2) Names of Issuers: RICE ENERGY INC 6.25%

(3) Title of Securities: RICE 6.25%

(4) Cusip: 762760AA4

(5) Date of First Offering: 4/16/2014

(6) Amount of Total Offering: 900,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/16/2014

(11) Portfolio Assets on Trade Date: $681,953,667

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 820,000 bonds @ $100 = $820,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.120%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Agricole Securities USA,
	Credit Suisse Securities USA L,	JP Morgan Securities,
	Merrill Lynch Pierce Fenner &,	RBC Capital Markets LLC,
Wells Fargo Securities LLC

	Co Manager:	BBVA Securities Inc,
	Capital One Securities Inc,	CIBC World Markets,
	Comerica Securities,	Fifth Third Securities Inc,
	ING Financial Markets LLC,	KeyBanc Capital Markets,
	Mitsubishi UFJ Securities USA,	Santander Investment Securitie,
	Scotia Capital USA Inc,	SMBC Nikko Securities America,
	SunTrust Robinson Humphrey Inc,	UBS Securities LLC,
US Bancorp Investments Inc

(2) Names of Issuers: DENBURY RESOURCES INC 5.5%

(3) Title of Securities: DNR 5.5%

(4) Cusip: 247916AD1

(5) Date of First Offering: 4/16/2014

(6) Amount of Total Offering: 1,250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/16/2014

1

(11) Portfolio Assets on Trade Date: $681,953,667

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 2,710,000 bonds @ $100 = $2,710,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15) % of Portfolio Assets Applied to Purchase
0.40%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Credit Suisse Securities USA LLC,	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	Merrill Lynch Pierce Fenner & Smit,
	UBS Securities LLC,	Wells Fargo & Co

(2) Names of Issuers: INTERACTIVE DATA CORP 5.875%

(3) Title of Securities: IDC 5.875%

(4) Cusip: 45840JAC1

(5) Date of First Offering: 4/17/2014

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/17/2014

(11) Portfolio Assets on Trade Date: $681,878,986

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 2,850,000 bonds @ $100 = $2,850,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.418%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	SunTrust Robinson Humphrey Inc,	Wells Fargo Securities LLC

	Co Manager:	Allen & Co,
	Citigroup Global Markets Inc,	Morgan Stanley & Co Inc,
Regions Securities LLC

(2) Names of Issuers: CENTENE CORP 4.75%

(3) Title of Securities: CNC 4.75%

(4) Cusip: 15135BAD3

(5) Date of First Offering: 4/24/2014

(6) Amount of Total Offering: 300,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 4/24/2014

(11) Portfolio Assets on Trade Date: $683,668,167

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 2,740,000 bonds @ $100 = $2,740,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15) % of Portfolio Assets Applied to Purchase
0.401%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Merrill Lynch Pierce Fenner &,	Morgan Stanley,
Wells Fargo & Co

(2) Names of Issuers: OCWEN FINANCIAL CORP 6.625%

(3) Title of Securities: OCN 6.625%

(4) Cusip: 675746AE1

(5) Date of First Offering: 5/7/2014

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.625%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/7/2014

(11) Portfolio Assets on Trade Date: $686,545,688

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.044%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Capital Markets,
	Credit Suisse,	JP Morgan Securities

	Co Manager:	Suntrust Bank,
Wells Fargo Securities LLC

(2) Names of Issuers: RAYONIER AM PROD INC 5.5%

(3) Title of Securities: RYN 5.5%

(4) Cusip: 75508EAA6

(5) Date of First Offering: 5/8/2014

(6) Amount of Total Offering: 550,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/8/2014

(11) Portfolio Assets on Trade Date: $687,226,576

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
700,000 bonds @ $100 = $700,000

1

(15) % of Portfolio Assets Applied to Purchase
0.044%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	RBS Securities Corp,	US Bancorp Investments Inc,
Wells Fargo Securities LLC

	Co Manager:	BBVA Securities Inc,
	JP Morgan Securities,	Bosc Inc,
Comerica Inc

(2) Names of Issuers: HILAND PART LP/CORP 5.5%

(3) Title of Securities: HLND 5.5%

(4) Cusip: 43129TAC6

(5) Date of First Offering: 5/9/2014

(6) Amount of Total Offering: 225,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.966%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/9/2014

(11) Portfolio Assets on Trade Date: $687,226,455

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 315,000 bonds @ $100 = $315,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.046%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
	JP Morgan,	RBS Securities Corp,
Wells Fargo & Co

(2) Names of Issuers: SUBURBAN PROPANE PARTNRS 5.5%

(3) Title of Securities: SPH 5.5%

(4) Cusip: 864486AH8

(5) Date of First Offering: 5/12/2014

(6) Amount of Total Offering: 525,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/12/2014

(11) Portfolio Assets on Trade Date: $687,849,974

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,040,000 bonds @ $100 = $1,040,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase: 0.15%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citi,
	Credit Suisse,	Royal Bank of Scotland,
	UBS,	Wells Fargo Securities LLC

	Co Manager:	Capital One Securities Inc,
	Deutsche Bank Securities Inc,	ING Financial Markets LLC,
	Natixis Securities North America,	Regions Securities LLC,
	Scotia Capital Inc,	TD Securities,
	ABN AMRO Securities USA LLC,	CIBC World Markets,
	Clarkson Capital Markets,	Comerica Securities,
	Credit Agricole Securities USA I,	Fifth Third Securities Inc,
	Iberia Capital Partners LLC,	Johnson Rice & Co LLC,
	KeyBanc Capital Markets,	Miller Tabak & Co LLC,
	PNC Capital Markets,	Raymond James & Associates Inc,
	Santander Investment Securities,	SMBC Nikko Securities America,
Tudor Pickering Holt & Co LLC

(2) Names of Issuers: ENERGY XXI GULF COAST IN 6.875%

(3) Title of Securities: EXXI 6.875%

(4) Cusip: 29276KAT8

(5) Date of First Offering: 5/12/2014

(6) Amount of Total Offering: 650,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

1

(10) Trade Date: 5/12/2014

(11) Portfolio Assets on Trade Date: $687,834,901

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 315,000 bonds @ $100 = $315,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.046%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Deutsche Bank Securities Inc,	JP Morgan Securities,
Pierce Fenner & Smith

	Co Manager:	Mizuho Securities USA Inc,
	SMBC Nikko Securities America Inc,	Wells Fargo Securities LLC

(2) Names of Issuers: COMMSCOPE INC 5%

(3) Title of Securities: CTV 5%

(4) Cusip: 203372AL1

(5) Date of First Offering: 5/15/2014

(6) Amount of Total Offering: 650,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.566%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/15/2014

(11) Portfolio Assets on Trade Date: $688,478,140

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 645,000 bonds @ $100 = $645,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.094%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Deutsche Bank Securities Inc,	JP Morgan Securities,
Pierce Fenner & Smith

	Co Manager:	Mizuho Securities USA Inc,
	SMBC Nikko Securities America,	Wells Fargo Securities LLC

(2) Names of Issuers: COMMSCOPE INC 5.5%

(3) Title of Securities: CTV 5.5%

(4) Cusip: 203372AM9

(5) Date of First Offering: 5/15/2014

(6) Amount of Total Offering: 650,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.566%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/15/2014

(11) Portfolio Assets on Trade Date: $688,478,140

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 645,000 bonds @ $100 = $645,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $100 = $5,000,000

(15) % of Portfolio Assets Applied to Purchase

0.094%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(18) Years of Continuous Operation (unless municipal security, see below)

>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan Securities,	Wells Fargo Securities LLC

	Co Manager:	BBVA Securities Inc,
Comerica Securities

(2) Names of Issuers: GROUP 1 AUTOMOTIVE INC 5%

(3) Title of Securities: GPI 5%

(4) Cusip: 398905AH2

(5) Date of First Offering: 5/16/2014

(6) Amount of Total Offering: 350,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/16/2014

(11) Portfolio Assets on Trade Date: $688,348,564

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,090,000 bonds @ $100 = $1,090,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $100 = $7,000,000

(15) % of Portfolio Assets Applied to Purchase: 0.158%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(18) Years of Continuous Operation (unless municipal security, see below)

>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Goldman Sachs & Co,	HSBC Securities,
	JP Morgan Securities,	Morgan Stanley,
Royal Bank of Scotland PLC (US, Scotia Capital USA Inc,
Wells Fargo & Co

	Co Manager:	Mitsubishi UFJ Securities USA,
SunTrust Robinson Humphrey Inc

(2) Names of Issuers: LIVE NATION ENTERTAINMEN 5.375%

(3) Title of Securities: LYV 5.375%

(4) Cusip: 538034AG4

(5) Date of First Offering: 5/19/2014

(6) Amount of Total Offering: 250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/19/2014

(11) Portfolio Assets on Trade Date: $688,931,484

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 1,175,000 bonds @ $100 = $1,175,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.17%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Goldman Sachs & Co,
JP Morgan Securities

	Co Manager:	Bank of America Merrill Lynch,
	HSBC Securities,	Mitsubishi UFJ Securities USA,
	Morgan Stanley,	RBS Securities Corp,
	Scotia Capital USA Inc,	SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC

(2) Names of Issuers: LIVE NATION ENTERTAINMEN 2.5%

(3) Title of Securities: LYV 2.5%

(4) Cusip: 538034AH2

(5) Date of First Offering: 5/19/2014

(6) Amount of Total Offering: 250,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 5/20/2014

(11) Portfolio Assets on Trade Date: $689,114,658

(12) Price Paid per Unit: 100

1

(13) Total Price Paid by Portfolio: 985,000 bonds @ $100 = $985,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase
0.143%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Morgan Stanley

	Co Manager:	Bank of Nova Scotia (US),
	Bank of America Merrill Lynch,	BNP Paribas,
	HSBC Securities,	Mitsubishi UFJ Securities USA,
	US Bancorp,	Wells Fargo Securities LLC

(2) Names of Issuers: SEAGATE HDD CAYMAN 4.75%

(3) Title of Securities: STX 4.75%

(4) Cusip: 81180WAK7

(5) Date of First Offering: 5/20/2014

(6) Amount of Total Offering: 1,000,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.0%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 5/20/2014

(11) Portfolio Assets on Trade Date: $689,114,658

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,890,000 bonds @ $100 = $1,890,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $100 = $11,000,000

(15) % of Portfolio Assets Applied to Purchase
0.274%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Deutsche Bank Securities Inc,
	JP Morgan Securities,	Morgan Stanley & Co Inc,
Wells Fargo Securities LLC

(2) Names of Issuers: ADVANCED MICRO DEVICES 7%

(3) Title of Securities: AMD 7%

(4) Cusip: 007903BA4

(5) Date of First Offering: 6/2/2014

(6) Amount of Total Offering: 500,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.35%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 6/2/2014

(11) Portfolio Assets on Trade Date: $674,861,111

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 1,205,000 bonds @ $100 = $1,205,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15) % of Portfolio Assets Applied to Purchase 0.179%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse Securities USA L,
	Deutsche Bank Securities Inc,	JP Morgan Securities,
	Merrill Lynch Pierce Fenner &,	Wells Fargo Securities LLC

(2) Names of Issuers: COTT BEVERAGES INC 5.375%

(3) Title of Securities: BCBCN 5.375%

(4) Cusip: 221643AG4

(5) Date of First Offering: 6/10/2014

(6) Amount of Total Offering: 525,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.5%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 6/10/2014

(11) Portfolio Assets on Trade Date: $652,650,747

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 545,000 bonds @ $100 = $545,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15) % of Portfolio Assets Applied to Purchase 0.084%

1

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Credit Suisse Securities USA L,	Goldman Sachs & Co,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner &,
	Morgan Stanley & Co Inc,	SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC

	Co Manager:	Credit Agricole Securities USA,
	Mitsubishi UFJ Securities USA,	Scotia Capital USA Inc,
SMBC Nikko Securities America

(2) Names of Issuers: DAVITA HEALTHCARE PARTNE 5.125%

(3) Title of Securities: DVA 5.125%

(4) Cusip: 23918KAQ1

(5) Date of First Offering: 6/10/2014

(6) Amount of Total Offering: 1,750,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.25%

(9) Years of Issuer’s Operations: > 3 years

(10) Trade Date: 6/10/2014

(11) Portfolio Assets on Trade Date: $652,650,747

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 2,190,000 bonds @ $100 = $2,190,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15) % of Portfolio Assets Applied to Purchase
0.336%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust’s Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Goldman Sachs & Co,	JP Morgan,
	SunTrust Robinson Humphrey,	Wells Fargo & Co

(2) Names of Issuers: TENET HEALTHCARE CORP 5%

(3) Title of Securities: THC 5%

(4) Cusip: 88033GCF5

(5) Date of First Offering: 3/5/2014 (Add-on Date: 6/11/14)

(6) Amount of Total Offering: 1,100,000,000

(7) Unit Price of Offering: 101.5

(8) Underwriting Spread or Commission: 1.375%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 6/11/14

(11) Portfolio Assets on Trade Date: $640,586,589

(12) Price Paid per Unit: 101.5

(13) Total Price Paid by Portfolio: 945,000 bonds @ $101.5 = $959,175

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $101.5 = $1,015,000

1

(15) % of Portfolio Assets Applied to Purchase
0.15%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Merrill Lynch Pierce Fenner &,
	JP Morgan Securities,	RBS Securities Inc,
Wells Fargo Securities LLC

	Co Manager:	BMO Capital Markets Corp,
	BNP Paribas Securities Corp,	Credit Agricole Securities USA,
	Mitsubishi UFJ Securities USA,	Rabo Securities USA Inc,
Santander Investment Securitie

(2) Names of Issuers: GLOBAL PART/GLP FINANCE 6.25%

(3) Title of Securities: GLP 6.25%

(4) Cusip: 37954FAA2

(5) Date of First Offering: 6/19/2014

(6) Amount of Total Offering: 375,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 1.75%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 6/19/2014

(11) Portfolio Assets on Trade Date: $610,349,831

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 295,000 bonds @ $100 = $295,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15) % of Portfolio Assets Applied to Purchase
0.048%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Bank PLC (US),	BMO Capital Markets,
	Citigroup Inc,	JP Morgan Securities,
	RBC Capital Markets,	Wells Fargo Securities LLC

	Co Manager:	Capital One Securities Inc,
	Comerica Securities,	Credit Agricole CIB,
	Goldman Sachs & Co,	ING Bank NV/United States,
	Mitsubishi UFJ Securities USA,	Natixis/New York NY,
Wedbush Morgan Securities Inc

(2) Names of Issuers: MEMORIAL RESOURCE DEVELO 5.875%

(3) Title of Securities: MRD 5.875%

(4) Cusip: 58605QAA7

(5) Date of First Offering: 6/25/2014

(6) Amount of Total Offering: 600,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 6/25/2014

(11) Portfolio Assets on Trade Date: $580,963,575

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000

1

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15) % of Portfolio Assets Applied to Purchase
0.086%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Deutsche Bank Securities Inc,	Wells Fargo & Co

	Co Manager:	BBVA Securities Inc,
	Capital One Securities Inc,	SunTrust Robinson Humphrey Inc,
Bosc Inc, Morgan Stanley

(2) Names of Issuers: ROSE ROCK MIDSTREAM/FIN 5.625%

(3) Title of Securities: RRMS 5.625%

(4) Cusip: 77714PAA7

(5) Date of First Offering: 6/27/2014

(6) Amount of Total Offering: 400,000,000

(7) Unit Price of Offering: 100

(8) Underwriting Spread or Commission: 2%

(9) Years of Issuer's Operations: > 3 years

(10) Trade Date: 6/27/2014

(11) Portfolio Assets on Trade Date: $580,933,240

(12) Price Paid per Unit: 100

(13) Total Price Paid by Portfolio: 215,000 bonds @ $100 = $215,000

(14) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15) % of Portfolio Assets Applied to Purchase
0.037%

(16) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18) Years of Continuous Operation (unless municipal security, see below)
>3 years

(19) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the
Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
Citigroup

Co-Managers
	Barclays	Natixis
	Deutsche Bank Securities	SEB
	Goldman, Sachs & Co.	TD Securities
	HSBC	Banca IMI
	UBS Investment	BBVA
	Wells Fargo Securities	CastleOak Securities
	ABN AMRO	Credit Agricole CIB
	BB&T Capital Markets	Goto Capital
	Capital One Securities	Loop Capital Markets
	CIBC	Mischler Financial Group
	Drexel Hamilton	nabSecurities
	Kota Global Securities	Nomura
	MFR Securities	SMBC Nikko
	Mizuho	US Bancorp

(2) Names of Issuers: Citigroup

(3) Title of Securities: C 2.55 04/08/19, C#172967HM6

(4) Date of First Offering: 04/01/14

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.846

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8) Years of Issuer's Operations: 202 years

(9) Trade Date: 04/01/14

1

(10) Portfolio Assets on Trade Date: $547,471,049.56

(11) Price Paid per Unit: $99.846

(12) Total Price Paid by Portfolio:

1,705,000 bonds @ $99.846 = $1,702,374.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 57,500,000 bonds @ $99.846 = $57,411,450.00

(14) % of Portfolio Assets Applied to Purchase 0.311%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17) Years of Continuous Operation (unless municipal security, see below) 202 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Citigroup Global Markets	Deutsche Bank Securities
	UBS Securities	BofA Merrill Lynch
Wells Fargo Securities

Co-Managers
	J.P. Morgan Securities	Morgan Stanley & Co.
	PNC Capital Markets	Regions Securities
	RBC Capital Markets	Scotia Capital (USA)
	Barclays Capital	SMBC Nikko Securities
	BB&T Capital Markets	U.S. Bancorp Investments
BBVA Securities

(2) Names of Issuers: Kimco Realty

(3) Title of Securities: KIM 3.2 05/01/21, C#49446RAL3

(4) Date of First Offering: 04/14/14

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.800

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8) Years of Issuer's Operations: 56 years

(9) Trade Date: 04/14/14

(10) Portfolio Assets on Trade Date: $552,518,121.55

(11) Price Paid per Unit: $99.800

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.800 = $334,330.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.800 = $9,980,000.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
56 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BBVA	J.P. Morgan
	Citigroup	Mitsubishi UFJ Securities
	Goldman Sachs	Mizuho Securities

Co-Managers
	Barclays	BNY Mellon Capital Markets
	BNP Paribas	Loop Capital Markets
	BofA Merrill Lynch	Popular Securities, LLC
	Credit Suisse	Santander
	Deutsche Bank Securities	Scotiabank
	HSBC	Standard Chartered Bank
	Morgan Stanley	TD Securities
	RBS	US Bancorp
Wels Fargo Securities

(2) Names of Issuers: Wal-Mart Stores, Inc.

(3) Title of Securities: WMT 3.3 04/22/24, C#931142DP5

(4) Date of First Offering: 04/15/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.612

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer's Operations: 52 years

(9) Trade Date: 04/15/14

(10) Portfolio Assets on Trade Date: $552,145,431.62

(11) Price Paid per Unit: $99.612

1

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.612 = $677,361.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.612 = $19,922,400.00

(14) % of Portfolio Assets Applied to Purchase
0.123%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
52 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BBVA	J.P. Morgan
	Citigroup	Mitsubishi UFJ Securities
	Goldman Sachs	Mizuho Securities

Co-Managers
	Barclays	BNY Mellon Capital Markets
	BNP Paribas	Loop Capital Markets
	BofA Merrill Lynch	Popular Securities, LLC
	Credit Suisse	Santander
	Deutsche Bank Securities	Scotiabank
	HSBC	Standard Chartered Bank
	Morgan Stanley	TD Securities
	RBS	US Bancorp
Wels Fargo Securities

(2) Names of Issuers: Wal-Mart Stores, Inc.

(3) Title of Securities: WMT 4.3 04/22/44, C#931142DQ3

(4) Date of First Offering: 04/15/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.349

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 52 years

(9) Trade Date: 04/15/14

(10) Portfolio Assets on Trade Date: $552,145,431.62

(11) Price Paid per Unit: $99.349

1

(12) Total Price Paid by Portfolio:
315,000 bonds @ $99.349 = $312,949.35

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.349 = $9,934,000.00

(14) % of Portfolio Assets Applied to Purchase
0.057%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
52 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Credit Suisse	Wells Fargo Securities
Deutsche Bank

Co-Managers

(2) Names of Issuers: Reliance Standard Life Global Funding II

(3) Title of Securities: TOMARI 2.5 04/24/19, 144A, C#75951AAA6

(4) Date of First Offering: 04/16/14

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.767

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer's Operations: 108 years

(9) Trade Date: 04/16/14

(10) Portfolio Assets on Trade Date: $551,973,255.38

(11) Price Paid per Unit: $99.767

(12) Total Price Paid by Portfolio:
575,000 bonds @ $99.767 = $573,660.25

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.767 = $46,890,490.00

(14) % of Portfolio Assets Applied to Purchase
0.104%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
108 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Credit Suisse	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	Sandler O'Neil	Lebenthal Capital Markets
	Blaylock Robert Van	Mischler Financial Group

(2) Names of Issuers: Capital One Financial Corporation

(3) Title of Securities: COF 2.45 04/24/19, C#14040HBE4

(4) Date of First Offering: 04/21/14

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.925

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer's Operations: 26 years

(9) Trade Date: 04/21/14

(10) Portfolio Assets on Trade Date: $550,223,301.84

(11) Price Paid per Unit: $99.925

(12) Total Price Paid by Portfolio:
680,000 bonds @ $99.925 = $679,490.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.925 = $19,985,000.00

1

(14) % of Portfolio Assets Applied to Purchase
0.123%
(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
26 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Credit Suisse	J.P. Morgan
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	Sandler O'Neil	Lebenthal Capital Markets
	Blaylock Robert Van	Mischler Financial Group

(2) Names of Issuers: Capital One Financial Corporation

(3) Title of Securities: COF 3.75 04/24/24, C#14040HBF1

(4) Date of First Offering: 04/21/14

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.909

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer's Operations: 26 years

(9) Trade Date: 04/21/14

(10) Portfolio Assets on Trade Date: $550,223,301.84

(11) Price Paid per Unit: $99.909

(12) Total Price Paid by Portfolio:
240,000 bonds @ $99.909 = $239,781.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.909 = $6,993,630.00

1

(14) % of Portfolio Assets Applied to Purchase
0.044%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
26 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Goldman, Sachs & Co.	Deutsche Bank Securities
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	Barclays	Wells Fargo Securities
Citigroup

(2) Names of Issuers: Apple Inc.

(3) Title of Securities: AAPL 2.85 05/06/21, C#037833AR1

(4) Date of First Offering: 04/29/14

(5) Amount of Total Offering: $3,000,000,000

(6) Unit Price of Offering: $99.754

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.180%).

(8) Years of Issuer's Operations: 38 years

(9) Trade Date: 04/29/14

(10) Portfolio Assets on Trade Date: $551,591,896.13

(11) Price Paid per Unit: $99.754

(12) Total Price Paid by Portfolio:
1,360,000 bonds @ $99.754 = $1,356,654.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.754 = $39,901,600.00

1

(14) % of Portfolio Assets Applied to Purchase
0.246%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
38 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Goldman, Sachs & Co.	Deutsche Bank Securities
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	Barclays	Wells Fargo Securities
Citigroup

(2) Names of Issuers: Apple Inc.

(3) Title of Securities: AAPL 3.45 05/06/24, C#037833AS9

(4) Date of First Offering: 04/29/14

(5) Amount of Total Offering: $2,500,000,000

(6) Unit Price of Offering: $99.916

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8) Years of Issuer's Operations: 38 years

(9) Trade Date: 04/29/14

(10) Portfolio Assets on Trade Date: $551,591,896.13

(11) Price Paid per Unit: $99.916

(12) Total Price Paid by Portfolio:
850,000 bonds @ $99.916 = $849,286.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.916 = $24,979,000.00

1

(14) % of Portfolio Assets Applied to Purchase
0.154%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
38 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Goldman, Sachs & Co.	Deutsche Bank Securities
	BofA Merrill Lynch	J.P. Morgan

Co-Managers
	Barclays	Wells Fargo Securities
Citigroup

(2) Names of Issuers: Apple Inc.

(3) Title of Securities: AAPL 4.45 05/06/44, C#037833AT7

(4) Date of First Offering: 04/29/14

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.459

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 38 years

(9) Trade Date: 04/29/14

(10) Portfolio Assets on Trade Date: $551,591,896.13

(11) Price Paid per Unit: $99.459

(12) Total Price Paid by Portfolio:
135,000 bonds @ $99.459 = $134,269.65

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.459 = $9,945,900.00

1

(14) % of Portfolio Assets Applied to Purchase
0.024%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
38 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
JP Morgan

Co-Managers
	ABN AMRO Securities	Lloyds Securities
	Academy Securities	Natixis Securities
	Banca IMI	Scotia Capital USA
	Fifth Third Securities	Standard Chartered Bank
	KeyBanc Capital Markets	TD Securities
	Lebenthal & Co. Inc.	Wells Fargo Securities

(2) Names of Issuers: JPMorgan Chase & Co.

(3) Title of Securities: JPM 3.625 05/13/24, C#46625HJX9

(4) Date of First Offering: 05/06/2014

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.51

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer's Operations: 14 years

(9) Trade Date: 05/06/14

(10) Portfolio Assets on Trade Date: $554,231,121.41

(11) Price Paid per Unit: $99.51

(12) Total Price Paid by Portfolio:
1,245,000 bonds @ $99.51 = $1,238,899.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.51 = $34,828,500.00

(14) % of Portfolio Assets Applied to Purchase
0.224%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
14 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
BA Credit Card Trust

Co-Managers
	Barclays Capital	Royal Bank of Scotland
	Mitsubishi UFJ Securities	Wells Fargo Securities

(2) Names of Issuers: Bank of America Credit Card Trust

(3) Title of Securities: BACCT 2014-A2 A, C#05522RCR7

(4) Date of First Offering: 05/07/2014

(5) Amount of Total Offering : $1,250,000,000

(6) Unit Price of Offering: $100

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).

(8) Years of Issuer’s Operations : 13 years

(9) Trade Date: 05/07/14

(10) Portfolio Assets on Trade Date: $554,620,699.66

(11) Price Paid per Unit: $100

(12) Total Price Paid by Portfolio:
3,047,000 bonds @ $100 = $3,047,000.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
125,000,000 bonds @ $100 = $125,000,000.00

1

(14) % of Portfolio Assets Applied to Purchase
0.549%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
13 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Wells Fargo Securities	BofA Merrill Lynch
	J.P. Morgan	US Bancorp

Co-Managers
	PNC Capital Markets	SMBC Nikko Securities
	SunTrust Robinson Humphrey	Comerica Securities
	RBC Capital Markets	Mizuho Securities USA
	Regions Securities	Mitsubishi UFJ Securities

(2) Names of Issuers: Regency Centers, L.P.

(3) Title of Securities: REG 3.75 06/15/24, c#75884RAT0

(4) Date of First Offering: 05/13/2014

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $99.482

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 51 years

(9) Trade Date: 05/13/14

(10) Portfolio Assets on Trade Date: $554,461,122.53

(11) Price Paid per Unit: $99.482

(12) Total Price Paid by Portfolio:
180,000 bonds @ $99.482 = $179,067.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.482 = $4,974,100.00

(14) % of Portfolio Assets Applied to Purchase
0.032%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
51 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Scotiabank
	Barclays Capital	SunTrust Robinson Humphrey
	Deutsche Bank Securities	US Bancorp
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	SMBC Nikko Securities
	BNY Mellon Capital Markets	BB&T Capital Markets
	HSBC Securities	Comerica Securities

(2) Names of Issuers: L-3 Communications Corporation, C#502413BC0

(3) Title of Securities: LLL 1.5 05/28/17, C# 502413BC0

(4) Date of First Offering: 05/13/2014

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.851

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer's Operations: 17 years

(9) Trade Date: 05/13/14

(10) Portfolio Assets on Trade Date: $554,461,122.53

(11) Price Paid per Unit: $99.851

(12) Total Price Paid by Portfolio:
245,000 bonds @ $99.851 = $244,634.95

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 16,000,000 bonds @ $99.851 = $15,976,160.00

(14) % of Portfolio Assets Applied to Purchase 0.044%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17) Years of Continuous Operation (unless municipal security, see below) 17 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Scotiabank
	Barclays Capital	SunTrust Robinson Humphrey
	Deutsche Bank Securities	US Bancorp
	Mitsubishi UFJ Securities	Wells Fargo Securities

Co-Managers
	ANZ Securities	SMBC Nikko Securities
	BNY Mellon Capital Markets	BB&T Capital Markets
	HSBC Securities	Comerica Securities

(2) Names of Issuers: L-3 Communications Corporation

(3) Title of Securities: LLL 3.95 05/28/24, C#502413BD8

(4) Date of First Offering: 05/13/2014

(5) Amount of Total Offering: $650,000,000

(6) Unit Price of Offering: $99.445

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 17 years

(9) Trade Date: 05/13/14

(10) Portfolio Assets on Trade Date: $554,461,122.53

(11) Price Paid per Unit: $99.445

(12) Total Price Paid by Portfolio:
500,000 bonds @ $99.445 = $497,225.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.445 = $17,900,100.00

(14) % of Portfolio Assets Applied to Purchase
0.090%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
17 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	RBC Capital Markets
	Goldman, Sachs & Co.	Mitsubishi UFJ Securities

Co-Managers
	US Bancorp	TD Securities
	J.P. Morgan	Wells Fargo Securities
RBS

(2) Names of Issuers: ERAC USA Finance

(3) Title of Securities: ENTERP 3.85 11/15/24 144A, C#26884TAL6

(4) Date of First Offering: 05/19/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.83

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 5 years

(9) Trade Date: 05/19/14

(10) Portfolio Assets on Trade Date: $556,041,585.96

(11) Price Paid per Unit: $99.83

(12) Total Price Paid by Portfolio:
360,000 bonds @ $99.83 = $359,388.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.83 = $16,971,100.00

1

(14) % of Portfolio Assets Applied to Purchase
0.065%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
5 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Barclays Capital	Morgan Stanley
	Deutsche Bank Securities	RBS Securities Corporation
	Goldman Sachs & Co.	UBS Securities

Co-Managers
	Mitsubishi UFJ Securities	BNP Paribas Securities
	Mizuho Securities USA	Credit Suisse Securities USA
	Wells Fargo Securities	Intesa Sanpaolo SpA
Banca IMI

(2) Names of Issuers: Amgen Inc.

(3) Title of Securities: AMGN 1.25 05/22/17, C#031162BR0

(4) Date of First Offering: 05/19/2014

(5) Amount of Total Offering: $850,000,000

(6) Unit Price of Offering: $99.891

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer's Operations: 34 years

(9) Trade Date: 05/19/14

(10) Portfolio Assets on Trade Date: $556,041,585.96

(11) Price Paid per Unit: $99.891

(12) Total Price Paid by Portfolio:
1,240,000 bonds @ $99.891 = $1,238,648.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
85,000,000 bonds @ $99.891 = $84,907,350.00

(14) % of Portfolio Assets Applied to Purchase
0.223%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
34 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Goldman, Sachs & Co.	J.P. Morgan
	ANZ Securities	Mitsubishi UFJ Securities

Co-Managers
	Citigroup	Lloyds Securities
	Deutsche Bank Securities	RBS
	Wells Fargo Securities	BNY Mellon Capital Markets
	Barclays	Morgan Stanley
	BofA Merrill Lynch	RBC Capital Markets
	HSNC	Standard Chartered Bank
ING

(2) Names of Issuers: ACE INA Holdings Inc.

(3) Title of Securities: ACE 3.35 05/15/24, C#00440EAR8

(4) Date of First Offering: 05/21/2014

(5) Amount of Total Offering: $700,000,000

(6) Unit Price of Offering: $99.85

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 29 years

(9) Trade Date: 05/21/14

(10) Portfolio Assets on Trade Date: $556,544,605.21

(11) Price Paid per Unit: $99.85

(12) Total Price Paid by Portfolio:
890,000 bonds @ $99.85 = $888,665.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.85 = $29,955,000.00

(14) % of Portfolio Assets Applied to Purchase
0.160%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
29 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	RBS	Citigroup
	BofA Merrill Lynch	Wells Fargo Securities

Co-Managers
	ABN AMRO Securities	Danske Markets
	BMO Capital Markets	ING Financial Markets
	BNY Mellon Capital Markets	nabSecurities
	Capital One Securities	National Bank of Canada
	CIBC World Markets	TD Securities

(2) Names of Issuers: The Royal Bank of Scotland Group

(3) Title of Securities: RBS 5.125 05/28/24, C#780099CH8

(4) Date of First Offering: 05/21/2014

(5) Amount of Total Offering: $2,250,000,000

(6) Unit Price of Offering: $99.213

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8) Years of Issuer's Operations: 287 years

(9) Trade Date: 05/21/14

(10) Portfolio Assets on Trade Date: $556,544,605.21

(11) Price Paid per Unit: $99.213

(12) Total Price Paid by Portfolio:
955,000 bonds @ $99.213= $947,484.15

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.213 = $24,803,250.00

(14) % of Portfolio Assets Applied to Purchase
0.170%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
287 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
Credit Suisse

Co-Managers
	BMO Capital Markets	Standard Chartered Bank
	BNY Mellon Capital Markets	SunTrust Robinson
	Capital One Securities, Inc.	Humphrey
	CIBC World Markets	TD Securities (USA)
	Citigroup Global Markets Inc.	UniCredit Capital Markets
	Fifth Third Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Lloyds Securities	Lebenthal & Co.
	NabSecurities	MFR Securities
	RBC Capital Markets	Mischler Financial Group
	Scotia Capital (USA)	Samuel A. Ramirez & Co.
Skandinaviska Enskilda Banken

(2) Names of Issuers: Credit Suisse New York

(3) Title of Securities: CS 1.375 05/26/17, C#22546QAL1

(4) Date of First Offering: 05/22/2014

(5) Amount of Total Offering: $1,750,000,000

(6) Unit Price of Offering: $99.971

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer's Operations: 158 years

(9) Trade Date: 05/22/14

(10) Portfolio Assets on Trade Date: $555,948,048.53

1

(11) Price Paid per Unit: $99.971

(12) Total Price Paid by Portfolio:
1,070,000 bonds @ $99.971= $1,069,689.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.971 = $46,863,700.00

(14) % of Portfolio Assets Applied to Purchase
0.192%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
158 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
Credit Suisse

Co-Managers
	BMO Capital Markets	Standard Chartered Bank
	BNY Mellon Capital Markets	SunTrust Robinson
	Capital One Securities, Inc.	Humphrey
	CIBC World Markets	TD Securities (USA)
	Citigroup Global Markets Inc.	UniCredit Capital Markets
	Fifth Third Securities	U.S. Bancorp Investments
	ING Financial Markets	Wells Fargo Securities
	Lloyds Securities	Lebenthal & Co.
	NabSecurities	MFR Securities
	RBC Capital Markets	Mischler Financial Group
	Scotia Capital (USA)	Samuel A. Ramirez & Co.
Skandinaviska Enskilda Banken

(2) Names of Issuers: Credit Suisse New York

(3) Title of Securities: CS 2.3 05/28/19, C#22546QAN7

(4) Date of First Offering: 05/22/2014

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.794

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8) Years of Issuer's Operations: 158 years

(9) Trade Date: 05/22/14

(10) Portfolio Assets on Trade Date: $555,948,048.53

1

(11) Price Paid per Unit: $99.794

(12) Total Price Paid by Portfolio:
740,000 bonds @ $99.794= $738,475.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.794 = $41,913,480.00

(14) % of Portfolio Assets Applied to Purchase
0.133%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
158 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	Morgan Stanley & Co.
	Credit Suisse Securities	Deutsche Bank Securities
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
Comerica Securities

(2) Names of Issuers: ITC Holdings Corporation

(3) Title of Securities: ITC 3.65 06/15/24, C#465685AJ4

(4) Date of First Offering: 05/28/2014

(5) Amount of Total Offering : $400,000,000

(6) Unit Price of Offering: $99.666

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations : 12 years

(9) Trade Date: 05/28/14

(10) Portfolio Assets on Trade Date: $559,065,302.62

(11) Price Paid per Unit: $99.666

(12) Total Price Paid by Portfolio:
220,000 bonds @ $99.666 = $219,265.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.666 = $9,966,600.00

1

(14) % of Portfolio Assets Applied to Purchase
0.039%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
12 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Morgan Stanley
	Deutsche Bank Securities	Wells Fargo Securities
HSBC

Co-Managers
	Banca IMI	CastleOak Securities
	BNY Mellon Capital Markets	MFR Securities
	SunTrust Robinson Humphrey	Mischler Financial Group
	US Bancorp	Ramirez & Co.
Blaylock Beal Van

(2) Names of Issuers: The Walt Disney Company

(3) Title of Securities: DIS 4.125 06/01/44, C#25468PDB9

(4) Date of First Offering: 05/28/2014

(5) Amount of Total Offering : $500,000,000

(6) Unit Price of Offering: $99.829

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8) Years of Issuer’s Operations : 91 years

(9) Trade Date: 05/28/14

(10) Portfolio Assets on Trade Date: $559,065,302.62

(11) Price Paid per Unit: $99.829

(12) Total Price Paid by Portfolio:
355,000 bonds @ $99.829 = $354,392.95

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.829 = $9,982,900.00

(14) % of Portfolio Assets Applied to Purchase
0.063%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
91 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	HSBC	Wells Fargo Securities

Co-Managers
	Barclays Capital	Scotia Capital
	J.P. Morgan Securities	TD Securities
	RBS Securities	Fifth Third Securities
	U.S. Bancorp Investments	PNC Capital Markets
	KeyBanc Capital Markets	Santander Invest. Securities
	BNY Mellon Capital Markets	SunTrust Robinson
Humphrey

(2) Names of Issuers: The TJX Companies, Inc.

(3) Title of Securities: TJX 2.75 06/15/21, C#872539AA9

(4) Date of First Offering: 06/02/2014

(5) Amount of Total Offering : $750,000,000

(6) Unit Price of Offering: $99.93

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8) Years of Issuer’s Operations : 58 years

(9) Trade Date: 06/02/14

(10) Portfolio Assets on Trade Date: $556,779,129.28

(11) Price Paid per Unit: $99.93

(12) Total Price Paid by Portfolio:
1,065,000 bonds @ $99.93 = $1,064,254.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.93 = $54,961,500.00

(14) % of Portfolio Assets Applied to Purchase
0.191%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
58 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Goldman, Sachs & Co.
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	Mizuho Securities	Standard Chartered Bank
	Mitsubishi UFJ Securities	Mischler Financial Group
	nabSecurities	The Williams Capital Group

(2) Names of Issuers: American Express Credit Corporation

(3) Title of Securities: AXP 1.125 06/05/17, C#0258M0DM8

(4) Date of First Offering: 06/02/2014

(5) Amount of Total Offering: $1,650,000,000

(6) Unit Price of Offering: $99.756

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8) Years of Issuer's Operations: 52 years

(9) Trade Date: 06/02/14

(10) Portfolio Assets on Trade Date: $556,779,129.28

(11) Price Paid per Unit: $99.756

(12) Total Price Paid by Portfolio:
1,780,000 bonds @ $99.756 = $1,775,656.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
74,000,000 bonds @ $99.756 = $73,819,440.00

1

(14) % of Portfolio Assets Applied to Purchase
0.319%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
52 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Fifth Third Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	J.P. Morgan	PNC Capital Markets
	SunTrust Robinson Humphrey	RBC Capital Markets
BMO Capital Markets

(2) Names of Issuers: Oglethorpe Power Corporation

(3) Title of Securities: OGLETH 4.55 06/01/44, C#677050AK2

(4) Date of First Offering: 06/09/2014

(5) Amount of Total Offering : $250,000,000

(6) Unit Price of Offering: $99.37

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations : 40 years

(9) Trade Date: 06/09/14

(10) Portfolio Assets on Trade Date: $555,544,787.24

(11) Price Paid per Unit: $99.37

(12) Total Price Paid by Portfolio:
335,000 bonds @ $99.37 = $332,889.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.37 = $12,918,100.00

(14) % of Portfolio Assets Applied to Purchase
0.060%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
40 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Jefferies	Wells Fargo Securities
	J.P. Morgan	U.S. Bancorp

Co-Managers
	Citigroup Global Markets	Capital One Securities
	KeyBanc Capital Markets	Fifth Third Securities
	BB&T Capital Markets	Regions Securities
BMO Capital Markets

(2) Names of Issuers: Mid-America Apartments, L.P.

(3) Title of Securities: MAA 3.75 06/15/24, C#59523UAL1

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering : $400,000,000

(6) Unit Price of Offering: $98.873

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer’s Operations : 37 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $98.873

(12) Total Price Paid by Portfolio:
670,000 bonds @ $98.873 = $662,449.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.873 = $19,774,600.00

(14) % of Portfolio Assets Applied to Purchase
0.119%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
37 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman, Sacs & Co.
	Barclays	Wells Fargo Securities
Citigroup

Co-Managers
	ING Financial Markets	Credit Agricole Securities
	J.P. Morgan Securities	Danske Markets
	Mitsubishi UFJ Securities	Morgan Stanley & Co.
	TD Securities	RBS Securities
	U.S. Bancorp Investments	Sandler O'Neil Partners
	Banca IMI S.p.A	Standard Chartered Bank
	Commerz Markets	UniCredit Capital Markets

(2) Names of Issuers: Johnson Controls Inc.

(3) Title of Securities: JCI 3.625 07/02/24, C#478373AC7

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.948

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8) Years of Issuer's Operations: 129 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $99.948

1

(12) Total Price Paid by Portfolio:
460,000 bonds @ $99.948 = $459,760.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.948 = $12,993,240.00

(14) % of Portfolio Assets Applied to Purchase
0.099%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
129 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sacs & Co.
	Barclays	Wells Fargo Securities
Citigroup

Co-Managers
	ING Financial Markets	Credit Agricole Securities
	J.P. Morgan Securities	Danske Markets
	Mitsubishi UFJ Securities	Morgan Stanley & Co.
	TD Securities	RBS Securities
	U.S. Bancorp Investments	Sandler O'Neil Partners
	Banca IMI S.p.A	Standard Chartered Bank
	Commerz Markets	UniCredit Capital Markets

(2) Names of Issuers: Johnson Controls Inc.

(3) Title of Securities: JCI 4.625 07/02/44, C#478373AD5

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $99.418

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 129 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $99.418

1

(12) Total Price Paid by Portfolio:
530,000 bonds @ $99.418 = $526,915.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.418 = $14,912,700.00

(14) % of Portfolio Assets Applied to Purchase
0.095%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
129 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Goldman, Sacs & Co.
	Barclays	Wells Fargo Securities
Citigroup

Co-Managers
	ING Financial Markets	Credit Agricole Securities
	J.P. Morgan Securities	Danske Markets
	Mitsubishi UFJ Securities	Morgan Stanley & Co.
	TD Securities	RBS Securities
	U.S. Bancorp Investments	Sandler O'Neil Partners
	Banca IMI S.p.A	Standard Chartered Bank
	Commerz Markets	UniCredit Capital Markets

(2) Names of Issuers: Johnson Controls Inc.

(3) Title of Securities: JCI 4.95 07/02/64, C#478373AE3

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $99.794

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8) Years of Issuer's Operations: 129 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $99.794

1

(12) Total Price Paid by Portfolio:
325,000 bonds @ $99.794 = $324,330.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.794 = $9,979,400.00

(14) % of Portfolio Assets Applied to Purchase
0.058%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
129 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	SMBC Nikko Securities
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	Banco Santander	Lloyds Capital Markets
	Barclays Capita	TD Securities
	Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2) Names of Issuers: Actavis Funding SCS

(3) Title of Securities: ACT 1.3 06/15/17 144A, C#00507UAA9

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.74

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $99.74

(12) Total Price Paid by Portfolio:
945,000 bonds @ $99.74 $942,543.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.74 $24,935,000.00

(14) % of Portfolio Assets Applied to Purchase
0.170%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	RBS Securities
	HSBC Securities	SMBC Nikko Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities

Co-Managers
	Banco Santander	Lloyds Capital Markets
	Barclays Capital	TD Securities
	Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2) Names of Issuers: Actavis Funding SCS

(3) Title of Securities: ACT 2.45 06/15/19 144A, C#00507UAC5

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.716

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $99.716

(12) Total Price Paid by Portfolio:
380,000 bonds @ $99.716 $378,920.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.716 $9,971,600.00

(14) % of Portfolio Assets Applied to Purchase
0.068%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	RBS Securities
	HSBC Securities	SMBC Nikko Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities

Co-Managers
	Banco Santander	Lloyds Capital Markets
	Barclays Capital	TD Securities
	Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2) Names of Issuers: Actavis Funding SCS

(3) Title of Securities: ACT 3.85 06/15/24 144A, C#00507UAE1

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $1,200,000,000

(6) Unit Price of Offering: $99.623

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $99.623

(12) Total Price Paid by Portfolio:
755,000 bonds @ $99.623 $752,153.65

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.623 $22,913,290.00

(14) % of Portfolio Assets Applied to Purchase
0.136%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	RBS Securities
	HSBC Securities	SMBC Nikko Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities
Mizuho Securities

Co-Managers
	Banco Santander	Lloyds Capital Markets
	Barclays Capital	TD Securities
	Deutsche Bank	U.S. Bancorp Investments
DNB Capital

(2) Names of Issuers: Actavis Funding SCS

(3) Title of Securities: ACT 4.85 06/15/44 144A, C#00507UAG6

(4) Date of First Offering: 06/10/2014

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $98.894

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 30 years

(9) Trade Date: 06/10/14

(10) Portfolio Assets on Trade Date: $554,970,984.22

(11) Price Paid per Unit: $98.894

(12) Total Price Paid by Portfolio:
370,000 bonds @ $98.894 $365,907.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.894 $14,834,100.00

(14) % of Portfolio Assets Applied to Purchase
0.066%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
30 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Banco Santander	PNC Capital
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Comerica Securities	RBS
	Fifth Third Securities	SMBC Nikko
	Mitsubishi UFJ Securities	U.S. Bancorp
Mizuho Securities

(2) Names of Issuers: Penske Trust Leasing

(3) Title of Securities: PENSKE 2.5 06/15/19 144A, C#709599AQ7

(4) Date of First Offering: 06/12/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.972

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8) Years of Issuer's Operations: 45 years

(9) Trade Date: 06/12/14

(10) Portfolio Assets on Trade Date: $556,256,820.37

(11) Price Paid per Unit: $99.972

(12) Total Price Paid by Portfolio:
805,000 bonds @ $99.972 $804,774.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.972 $22,993,560.00

(14) % of Portfolio Assets Applied to Purchase
0.145%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
45 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Deutsche Bank	UBS Securities
	Jefferies	U.S. Bancorp
	SunTrust	Wells Fargo Securities

Co-Managers
	BNY Mellon Capital Markets	BBVA Securities
	Mitsubishi UFJ Securities	Fifth Third Securities
	Regions Securities	Mizuho Securities
	BB&T Capital Markets	SMBC Nikko Securities

(2) Names of Issuers: ERP Operating Limited Partnership

(3) Title of Securities: EQR 4.5 07/01/44, C#26884ABB8

(4) Date of First Offering: 06/16/2014

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.297

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer's Operations: 45 years

(9) Trade Date: 06/16/14

(10) Portfolio Assets on Trade Date: $556,317,530.03

(11) Price Paid per Unit: $99.297

(12) Total Price Paid by Portfolio:
170,000 bonds @ $99.297 $168,804.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,750,000 bonds @ $99.297 $6,702,547.50

(14) % of Portfolio Assets Applied to Purchase
0.030%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
45 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Banca IMI	J.P. Morgan Securities
	Barclays Bank	Morgan Stanley
	Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

(2) Names of Issuers: Intesa Sanpaolo

(3) Title of Securities: ISPIM 5.017 06/26/24 144A, C#46115HAT4

(4) Date of First Offering: 06/19/2014

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $100.000

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.55%).

(8) Years of Issuer's Operations: 7 years

(9) Trade Date: 06/19/14

(10) Portfolio Assets on Trade Date: $535,056,779.07

(11) Price Paid per Unit: $100.000

(12) Total Price Paid by Portfolio:
755,000 bonds @ $100.000 $755,000.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 $20,000,000.00

1

(14) % of Portfolio Assets Applied to Purchase
0.141%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
7 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	Jefferies	U.S. Bancorp
	J.P. Morgan	Wells Fargo Securities

Co-Managers
	BBVA Securities	Fifth Third Securities
	BMO Capital Markets	Regions Securities
	Capital One Securities	Scotia Capital USA

(2) Names of Issuers: Healthcare Trust of America Holdings, LP

(3) Title of Securities: HTA 3.375 07/15/21, C#42225UAC8

(4) Date of First Offering: 06/23/2014

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.205

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8) Years of Issuer's Operations: 8 years

(9) Trade Date: 06/23/14

(10) Portfolio Assets on Trade Date: $535,231,831.53

(11) Price Paid per Unit: $99.205

(12) Total Price Paid by Portfolio:
375,000 bonds @ $99.205 $372,018.75

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.205 $11,904,600.00

1

(14) % of Portfolio Assets Applied to Purchase
0.070%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
8 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Mitsubishi UFJ Securities
	Citigroup Global Markets	Morgan Stanley
	Goldman, Sachs & Co.	RBS Securities

Co-Managers
	BNY Mellon Capital	SG Americas Securities
	Credit Agricole Securities	Standard Chartered Bank
	Fifth Third Securities	UniCredit Capital Market
	Mizuho Securities	Wells Fargo Securities
	Rabo Securities	Williams Capital Group
Santander

(2) Names of Issuers: Monsanto Company

(3) Title of Securities: MON 2.125 07/15/19, C#61166WAS0

(4) Date of First Offering: 06/26/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.99

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer’s Operations: 113 years

(9) Trade Date: 06/26/14

(10) Portfolio Assets on Trade Date: $516,325,086.69

(11) Price Paid per Unit: $99.99

(12) Total Price Paid by Portfolio: 475,000 bonds @ $99.99 = $474,952.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.99 = $14,998,500.00

(14) % of Portfolio Assets Applied to Purchase
0.092%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
113 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Mitsubishi UFJ Securities
	Citigroup Global Markets	Morgan Stanley
	Goldman, Sachs & Co.	RBS Securities

Co-Managers
	BNY Mellon Capital	SG Americas Securities
	Credit Agricole Securities	Standard Chartered Bank
	Fifth Third Securities	UniCredit Capital Market
	Mizuho Securities	Wells Fargo Securities
	Rabo Securities	Williams Capital Group
Santander

(2) Names of Issuers: Monsanto Company

(3) Title of Securities: MON 3.375 07/15/24, C#61166WAU5

(4) Date of First Offering: 06/26/2014

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.94

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 113 years

(9) Trade Date: 06/26/14

(10) Portfolio Assets on Trade Date: $516,325,086.69

(11) Price Paid per Unit: $99.94

(12) Total Price Paid by Portfolio: 315,000 bonds @ $99.94= $314,811.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.94 = $12,992,200.00

(14) % of Portfolio Assets Applied to Purchase
0.061%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
113 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Barclays Capital	Mitsubishi UFJ Securities
	Citigroup Global Markets	Morgan Stanley
	Goldman, Sachs & Co.	RBS Securities

Co-Managers
	BNY Mellon Capital	SG Americas Securities
	Credit Agricole Securities	Standard Chartered Bank
	Fifth Third Securities	UniCredit Capital Market
	Mizuho Securities	Wells Fargo Securities
	Rabo Securities	Williams Capital Group
Santander

(2) Names of Issuers: Monsanto Company

(3) Title of Securities: MON 4.2 07/15/34, C#61166WAN1

(4) Date of First Offering: 06/26/2014

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.355

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 113 years

(9) Trade Date: 06/26/14

(10) Portfolio Assets on Trade Date: $516,325,086.69

(11) Price Paid per Unit: $99.355

(12) Total Price Paid by Portfolio: 190,000 bonds @ $99.355= $188,774.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.355 = $6,954,850.00

(14) % of Portfolio Assets Applied to Purchase
0.037%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
113 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	Citigroup	Morgan Stanley
	Deutsche Bank Securities	RBC Capital Markets
	RBS Securities	Santander
	Barclays	Standard Chartered Bank
	Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 2.25 10/08/19, C#68389XAX3

(4) Date of First Offering: 06/30/2014

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.888

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8) Years of Issuer's Operations: 37 years

(9) Trade Date: 06/30/14

(10) Portfolio Assets on Trade Date: $506,171,616.71

(11) Price Paid per Unit: $99.888

(12) Total Price Paid by Portfolio:
1,580,000 bonds @ $99.888 $1,578,230.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.888 $49,944,000.00

(14) % of Portfolio Assets Applied to Purchase
0.312%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
37 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	Citigroup	Morgan Stanley
	Deutsche Bank Securities	RBC Capital Markets
	RBS Securities	Santander
	Barclays	Standard Chartered Bank
	Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 3.4 07/08/24, C#68389XAU9

(4) Date of First Offering: 06/30/2014

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.773

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8) Years of Issuer's Operations: 37 years

(9) Trade Date: 06/30/14

(10) Portfolio Assets on Trade Date: $506,171,616.71

(11) Price Paid per Unit: $99.773

(12) Total Price Paid by Portfolio:
785,000 bonds @ $99.773 $783,218.05

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.773 $29,931,900.00

(14) % of Portfolio Assets Applied to Purchase
0.155%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
37 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
JointLeadManagers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	Citigroup	Morgan Stanley
	Deutsche Bank Securities	RBC Capital Markets
	RBS Securities	Santander
	Barclays	Standard Chartered Bank
	Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 4.3 07/08/34, C#68389XAV7

(4) Date of First Offering: 06/30/2014

(5) Amount of Total Offering: $1,750,000,000

(6) Unit Price of Offering: $99.960

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.70%).

(8) Years of Issuer's Operations: 37 years

(9) Trade Date: 06/30/14

(10) Portfolio Assets on Trade Date: $506,171,616.71

(11) Price Paid per Unit: $99.960

(12) Total Price Paid by Portfolio:
450,000 bonds @ $99.960 $449,820.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.960 $23,990,400.00

(14) % of Portfolio Assets Applied to Purchase
0.089%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
37 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust's Rule 10f-3 procedures.

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Wells Fargo Securities
J.P. Morgan

Co-Managers
	BNP Paribas	Mitsubishi UFJ Securities
	Citigroup	Morgan Stanley
	Deutsche Bank Securities	RBC Capital Markets
	RBS Securities	Santander
	Barclays	Standard Chartered Bank
	Credit Suisse	SunTrust Robinson Humphrey
HSBC Securities

(2) Names of Issuers: Oracle Corporation

(3) Title of Securities: ORCL 4.5 07/08/44, C#68389XAW5

(4) Date of First Offering: 06/30/2014

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.951

(7) Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8) Years of Issuer’s Operations: 37 years

(9) Trade Date: 06/30/14

(10) Portfolio Assets on Trade Date: $506,171,616.71

(11) Price Paid per Unit: $99.951

(12) Total Price Paid by Portfolio:
300,000 bonds @ $99.951= $299,853.00

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(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
13,000,000 bonds @ $99.951 = $12,993,630.00

(14) % of Portfolio Assets Applied to Purchase
0.059%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation (unless municipal security, see below)
37 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of
Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2